Exhibit 99.1
                                                                    ------------

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

-------------------------------------
                                      :
In re:                                :           CHAPTER 11
                                      :
VERADO HOLDINGS, INC., et al.,        :           Case No. 02-10510 (PJW)
                                      :
                                      :
                                      :           (Jointly Administered)
                                      :
                                      :
                                      :
                                      :
                                      :
                  Debtors.            :
                                      :
-------------------------------------

                DEBTORS' FIRST AMENDED JOINT PLAN OF LIQUIDATION
                     UNDER CHAPTER 11 OF THE BANKRUPTCY CODE
                     ---------------------------------------


                                 RICHARDS, LAYTON & FINGER, P.A.
                                 One Rodney Square
                                 P.O. Box 551
                                 Wilmington, Delaware  19899
                                 (302) 651-7700

                                 -and-

                                 WEIL, GOTSHAL & MANGES LLP
                                 100 Crescent Court, Suite 1300
                                 Dallas, Texas  75201
                                 (214) 746-7700

                                 Attorneys for the Debtors and Debtors in Possession



Dated:    Wilmington, Delaware
          April 18, 2002

                                TABLE OF CONTENTS

                                                                                                       Page
Article I.        Definitions and Interpretation........................................................1

         1.1      "Additional D&O Insurance Cost".......................................................1

         1.2      "Administrative Expense Claim"........................................................1

         1.3      "Allowed".............................................................................1

         1.4      "Avoidance Actions"...................................................................1

         1.5      "Bankruptcy Code".....................................................................1

         1.6      "Bankruptcy Court"....................................................................1

         1.7      "Bankruptcy Rules"....................................................................2

         1.8      "Bar Date"............................................................................2

         1.9      "Bezar Case"..........................................................................2

         1.10     "Business Day"........................................................................2

         1.11     "Cash"................................................................................2

         1.12     "Causes of Action"....................................................................2

         1.13     "Chapter 11 Cases"....................................................................2

         1.14     "Claim"...............................................................................2

         1.15     "Class"...............................................................................2

         1.16     "Class Action Case"...................................................................2

         1.17     "Collateral"..........................................................................3

         1.18     "Commencement Date"...................................................................3

         1.19     "Committee"...........................................................................3

         1.20     "Confirmation Date"...................................................................3

         1.21     "Confirmation Hearing"................................................................3

         1.22     "Confirmation Order"..................................................................3

         1.23     "Convenience Claim"...................................................................3

         1.24     "Current Stockholder Portion".........................................................3

         1.25     "Debtor(s)"...........................................................................3

         1.26     "Deficiency Claim"....................................................................3

         1.27     "Disbursing Agent"....................................................................3

         1.28     "Disbursing Agent Agreement"..........................................................4

         1.29     "Disbursing Agent Committee"..........................................................4

         1.30     "Disclosure Statement"................................................................4

                                                                                                        i

                                TABLE OF CONTENTS
                                   (continued)

                                                                                                       Page

         1.31     "Disputed Claim"......................................................................4

         1.32     "Disputed Claims Trust"...............................................................4

         1.33     "Disputed Equity Interest"............................................................4

         1.34     "Disputed Class 5 and Class 6 Trust"..................................................4

         1.35     "Disputed Stockholder Litigation Claim"...............................................5

         1.36     "Disputed Unsecured Claim"............................................................5

         1.37     "Distribution Record Date"............................................................5

         1.38     "Effective Date"......................................................................5

         1.39     "Equity Interest".....................................................................5

         1.40     "Escrow Agreement"....................................................................5

         1.41     "Estate"..............................................................................5

         1.42     "Excess Cash".........................................................................5

         1.43     "Final Order".........................................................................5

         1.44     "FirstWorld Anaheim"..................................................................6

         1.45     "FirstWorld Dial-Up"..................................................................6

         1.46     "FirstWorld Engineering"..............................................................6

         1.47     "FirstWorld Internet".................................................................6

         1.48     "FirstWorld Orange"...................................................................6

         1.49     "FirstWorld SGV"......................................................................6

         1.50     "FirstWorld SoCal"....................................................................6

         1.51     "Governmental Unit"...................................................................6

         1.52     "Indemnification Plan"................................................................6

         1.53     "Indenture"...........................................................................6

         1.54     "Informal Committee"..................................................................6

         1.55     "Intelenet"...........................................................................6

         1.56     "Intercompany Claim"..................................................................6

         1.57     "Initial Distribution Date"...........................................................6

         1.58     "IRC".................................................................................6

         1.59     "IRS".................................................................................6

         1.60     "Judgment Amount".....................................................................7

         1.61     "Liquidating Trust"...................................................................7

                                                                                                       ii

                                TABLE OF CONTENTS
                                   (continued)

                                                                                                       Page

         1.62     "Liquidating Trust Agreement".........................................................7

         1.63     "Liquidating Trust Committee".........................................................7

         1.64     "Liquidating Trustee".................................................................7

         1.65     "Note Claims".........................................................................7

         1.66     "Notes"...............................................................................7

         1.67     "Person"..............................................................................7

         1.68     "Plan"................................................................................7

         1.69     "Plan Documents"......................................................................7

         1.70     "Plan Supplement".....................................................................7

         1.71     "Priority Claim"......................................................................7

         1.72     "Priority Non-Tax Claim"..............................................................7

         1.73     "Priority Tax Claim"..................................................................7

         1.74     "Professionals".......................................................................8

         1.75     "Pro Rata"............................................................................8

         1.76     "Releasees"...........................................................................8

         1.77     "Remaining Assets"....................................................................8

         1.78     "Schedules............................................................................8

         1.79     "Secured Claim".......................................................................8

         1.80     "Setoff Claim"........................................................................8

         1.81     "Stockholder Litigation Claim"........................................................8

         1.82     "Stockholder Litigation Claims Portion"...............................................8

         1.83     "Subsidiaries" and "Subsidiary".......................................................9

         1.84     "Subsidiaries Equity Interests".......................................................9

         1.85     "Subsequent Distribution Date"........................................................9

         1.86     "Tax Advance".........................................................................9

         1.87     "Term Sheet"..........................................................................9

         1.88     "Treasury Regulations"................................................................9

         1.89     "Trust Assets"........................................................................9

         1.90     "Unsecured Claim".....................................................................9

         1.91     "Verado Holdings".....................................................................9

         1.92     "Verado, Inc."........................................................................9


                                                                                                      iii

                                TABLE OF CONTENTS
                                   (continued)

                                                                                                       Page

Article II.       Treatment of Administrative Expense Claims and Priority Tax Claims...................10

         2.1      Administrative Expense Claims........................................................10

         2.2      Priority Tax Claims..................................................................10

Article III.      Classification of Claims and Equity Interests........................................10

Article IV.       Treatment of Claims and Equity Interests.............................................11

         4.1      Class 1 - Priority Non-Tax Claims....................................................11

                  (a)      Impairment and Voting.......................................................11

                  (b)      Distributions...............................................................11

         4.2      Class 2 - Secured Claims.............................................................11

                  (a)      Impairment and Voting.......................................................11

                  (b)      Distributions...............................................................11

         4.3      Class 3 - Convenience Claims.........................................................11

                  (a)      Impairment and Voting.......................................................11

                  (b)      Distributions...............................................................11

                  (c)      Time and Manner of Election.................................................12

         4.4      Class 4 - Unsecured Claims...........................................................12

                  (a)      Impairment and Voting.......................................................12

                  (b)      Distributions...............................................................12

         4.5      Class 5 - Stockholder Litigation Claims..............................................12

                  (a)      Impairment and Voting.......................................................12

                  (b)      Distributions...............................................................12

         4.6      Class 6 - Equity Interests...........................................................12

                  (a)      Impairment and Voting.......................................................12

                  (b)      Distributions...............................................................13

Article V.        Acceptance or Rejection of the Plan..................................................13

         5.1      Voting of Claims.....................................................................13

         5.2      Acceptance by a Class of Creditors...................................................13

         5.3      Cram Down............................................................................13

Article VI.       Provisions Governing Distributions...................................................13

         6.1      Method of Distributions Under the Plan...............................................13


                                                                                                       iv

                                TABLE OF CONTENTS
                                   (continued)

                                                                                                       Page

                  (a)      Initial Distribution........................................................14

                  (b)      Distributions of Cash.......................................................14

         6.2      Delivery of Distributions and Undeliverable Distributions............................14

         6.3      Compliance with Tax Requirements.....................................................14

         6.4      Time Bar to Cash Payments............................................................15

         6.5      Setoffs..............................................................................15

         6.6      Professional Fees and Expenses.......................................................15

         6.7      Transactions on Business Days........................................................16

         6.8      Minimum Distributions................................................................16

         6.9      Fractional Dollars; De Minimis Distributions.........................................16

         6.10     Allocation of Distributions..........................................................16

Article VII.      Means for Implementation and Execution of the Plan...................................16

         7.1      Substantive Consolidation............................................................16

         7.2      The Liquidating Trust................................................................17

                  (a)      Establishment of the Liquidating Trust......................................17

                  (b)      Purpose of the Liquidating Trust............................................17

                  (c)      Funding Expenses of the Liquidating Trust...................................17

                  (d)      Treatment of Transfer of Assets.............................................18

                  (e)      Liquidation of Assets, Responsibilities of Liquidating Trustee..............18

                  (f)      Valuation of Assets.........................................................19

                  (g)      Investment Powers of the Liquidating Trustee and
                           Permitted Cash Expenditures.................................................19

                  (h)      Annual Distribution; Withholding............................................19

                  (i)      Reporting Duties............................................................20

                  (j)      Registry of Beneficial Interests; Non-Assignability.........................20

                  (k)      Termination.................................................................20

         7.3      Liability; Indemnification...........................................................21

         7.4      Appointment of a Liquidating Trustee and a Liquidating Trust Committee...............21

         7.5      Net Liquidating Trust Recovery/Affirmative Obligations...............................22

                  (a)      Net Judgment................................................................22


                                                                                                        v

                                TABLE OF CONTENTS
                                   (continued)

                                                                                                       Page

                  (b)      Affirmative Obligations.....................................................22

         7.6      Distribution Procedures..............................................................23

         7.7      Officers, Directors and Employees of the Debtors.....................................23

         7.8      Dissolution..........................................................................23

         7.9      Cancellation of Securities...........................................................23

         7.10     Cancellation of the Indenture and the Notes..........................................24

         7.11     Corporate Action.....................................................................24

         7.12     Effectuating Documents and Further Transactions......................................24

         7.13     Closing of the Chapter 11 Cases......................................................24

Article VIII.     Procedures for Resolving and Treating Disputed Claims and disputed equity interests..24

         8.1      No Distribution Pending Allowance....................................................24

         8.2      Resolution of Disputed Claims and Disputed Equity Interests..........................24

         8.3      Estimation...........................................................................25

         8.4      Disputed Claims Trust and Disputed Class 5 and Class 6 Trust.........................25

                  (a)      Establishment of the Disputed Claims Trust and the
                           Disputed Class 5 and Class 6 Trust..........................................25

                  (b)      Appointment of Disbursing Agent and Disbursing Agent Committee..............25

         8.5      Liability; Indemnification...........................................................26

         8.6      Reserve Accounts for Disputed Claims and Disputed Equity Interests...................26

         8.7      Investment Powers of Disbursing Agent................................................27

         8.8      Allowance of Disputed Claims and Disputed Equity.....................................27

         8.9      Disallowance of Disputed Claims and Disputed Equity Interests........................28

         8.10     De Minimis Distributions from the Disputed Claims Trust and
                  Disputed Class 5 and Class 6 Trust...................................................29

         8.11     Tax Treatment of Disputed Claims Trust and Disputed Class 5 and Class 6 Trust........29

         8.12     Request for Expedited Determination of Taxes.........................................29

         8.13     Termination of Disputed Claims Trust and the Disputed Class 5 and Class 6 Trust......30


                                                                                                       vi

                                TABLE OF CONTENTS
                                   (continued)

                                                                                                       Page

Article IX.       Treatment of Executory Contracts and Unexpired Leases................................30

         9.1      Approval of Rejection of Executory Contracts and Unexpired Leases....................30

                  (a)      Assumption of Indemnification Plan..........................................30

                  (b)      Executory Contracts and Unexpired Leases....................................30

         9.2      Approval of Rejection of Executory Contracts and Unexpired Leases....................30

         9.3      Bar Date for Filing Proofs of Claim Relating to Executory
                  Contracts and Unexpired Leases Rejected Pursuant to the Plan.........................30

Article X.        Release..............................................................................30

         10.1     Release of Releasees by Debtors, Liquidating Trustee and Disbursing Agent............30

         10.2     Release of Released Parties..........................................................31

Article XI.       Effects of Confirmation..............................................................31

         11.1     Vesting of Assets....................................................................31

         11.2     Binding Effect.......................................................................31

         11.3     Term of Injunctions or Stays.........................................................31

         11.4     Rights of Action.....................................................................32

         11.5     Injunction...........................................................................32

Article XII.      Retention of Jurisdiction............................................................32

         12.1     Jurisdiction of Bankruptcy Court.....................................................32

Article XIII.     Miscellaneous Provisions.............................................................33

         13.1     Dissolution of the Committee.........................................................33

         13.2     Effectuating Documents and Further Transactions......................................33

         13.3     Exemption from Transfer Taxes........................................................34

         13.4     Exculpation..........................................................................34

         13.5     Post-Confirmation Date Fees and Expenses.............................................34

         13.6     Payment of Statutory Fees............................................................34

         13.7     Modification of Plan.................................................................35

         13.8     Withdrawal or Revocation.............................................................35

         13.9     Courts of Competent Jurisdiction.....................................................35

         13.10    Notices..............................................................................35


                                                                                                      vii

                                TABLE OF CONTENTS
                                   (continued)

                                                                                                       Page

         13.11    Successors and Assigns...............................................................36

         13.12    Severability.........................................................................36

         13.13    Governing Law........................................................................36

         13.14    Headings.............................................................................36

         13.15    Plan Supplement......................................................................36

         13.16    Exhibits.............................................................................37

                  Verado Holdings, Inc. (formerly known as FirstWorld Communications, Inc.) and its affiliate debtors, as debtors and debtors-in-possession in the above-referenced Chapter 11 Cases, hereby propose the following joint liquidating plan (the "Plan") pursuant to the provisions of chapter 11 of title 11 of the United States Code:

                                   ARTICLE I.
                         DEFINITIONS AND INTERPRETATION
                         ------------------------------

Definitions. As used in this Plan, the following terms shall have the respective meanings specified below, unless the context otherwise requires:

         1.1 "Additional D&O Insurance Cost" means an amount equal to $200,000, which is the amount Verado Holdings paid above $1,500,000 for extension coverage and "tail coverage" to insure against indemnifiable or covered claims under its directors and officers insurance policy.

         1.2 "Administrative Expense Claim" means any Claim under sections 503(b) and 507(a)(1) of the Bankruptcy Code, including, without limitation, any actual and necessary expenses of preserving the assets of the Debtors, any actual and necessary expenses of operating the business of the Debtors, all compensation and reimbursement of expenses allowed by the Bankruptcy Court under sections 330 or 503 of the Bankruptcy Code, and any fees and charges assessed against the Debtors under section 1930 of chapter 123 of title 28 of the United States Code.

         1.3 "Allowed" means, with respect to a Claim or Equity Interest, any Claim or Equity Interest, proof of which was timely and properly filed or, if no proof of Claim or proof of interest was filed, which has been or hereafter is listed by the Debtors on their Schedules as liquidated in amount and not disputed or contingent and, in either case, as to which no objection to allowance has been interposed on or before the expiration of the time within which to object to such Claim as set forth in this Plan or such other applicable period of limitation fixed by the Bankruptcy Code, the Bankruptcy Rules, or the Bankruptcy Court, or as to which any objection has been determined by a Final Order to the extent such objection is determined in favor of the respective holder. Unless otherwise specified in this Plan or by order of the Bankruptcy Court, "Allowed Claim" shall not, for purposes of computation of distributions under this Plan, include interest on such Claim from and after the Effective Date.

         1.4 "Avoidance Actions" means any and all actions of the Debtors under sections 542, 544, 545, 547, 548, 549, 550 or 551 of the Bankruptcy Code.

         1.5 "Bankruptcy Code" means title 11 of the United States Code, as amended from time to time.

         1.6 "Bankruptcy Court" or "Court" means the United States Bankruptcy Court for the District of Delaware or, if such court ceases to have jurisdiction over the Chapter 11 Cases, the court or adjunct thereof that exercises jurisdiction over the Chapter 11 Cases.

         1.7 "Bankruptcy Rules" means the Federal Rules of Bankruptcy Procedure, as amended from time to time, as applicable to the Chapter 11 Cases, including the Local Rules of the Bankruptcy Court.

         1.8 "Bar Date" means the deadline established by the Bankruptcy Court for the filing of proofs of claim, which deadline is either (i) June 3, 2002 for all Claims other than Claims held by Governmental Units or (ii) August 16, 2002 for Claims held by Governmental Units, or (iii) any other date, if any, designated by the Bankruptcy Court for filing proofs of claim.

         1.9 "Bezar Case" means that certain purported shareholder class action lawsuit captioned Bezar v. Verado Holdings, Inc. et al., Civil Action No. 01-CV-9558 pending in the United States District Court for the Southern District of New York.

         1.10 "Business Day" means any day other than a Saturday, a Sunday, and any other day on which commercial banks in New York, New York are required or authorized to close by law or executive order.

         1.11 "Cash" means legal tender of the United States of America.

         1.12 "Causes of Action" means all claims, rights and causes of action that could have been brought by or on behalf of the Debtors arising before, on or after the Petition Date, known or unknown, suspected or unsuspected, in contract or in tort, at law or equity under any theory of law, including, but not limited to (i) those referred to in the Disclosure Statement, (ii) Avoidance Actions, (iii) derivative claims and (iv) rights of setoff or recoupment, and claims and contracts or breaches of duty imposed by law.

         1.13 "Chapter 11 Cases" means the cases under chapter 11 of the Bankruptcy Code commenced by Verado Holdings and its Subsidiaries under the caption In re Verado Holdings, Inc., et al., Chapter 11 Case Nos. 02-10501 through 02-10519 (PJW) inclusive, which cases are currently pending in the Bankruptcy Court.

         1.14 "Claim" means any right to payment from the Debtors, whether or not such right is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, legal, equitable, secured or unsecured, known or unknown; or any right to an equitable remedy for breach of performance if such breach gives rise to a right of payment from the Debtors, whether or not such right to an equitable remedy is reduced to judgment, fixed, contingent, matured, unmatured, disputed, undisputed, secured or unsecured, known or unknown.

         1.15 "Class" means any group of substantially similar Claims or Equity Interests classified by this Plan pursuant to section 1123(a)(1) of the Bankruptcy Code.

         1.16 "Class Action Case" means that certain class action lawsuit captioned Rasner v. Sturm, et al., Civil Action No. 00-K1376 (consolidated cases) pending in the United States District Court for the District of Colorado.

         1.17 "Collateral" means any property or interest in property of the Estate of any of the Debtors subject to a lien to secure the payment or performance of a Claim, which lien is valid, perfected and enforceable under applicable law, and is not subject to avoidance under the Bankruptcy Code or otherwise invalid under the Bankruptcy Code or applicable state law.

         1.18 "Commencement Date" means February 15, 2002.

         1.19 "Committee" means the statutory committee of general unsecured creditors appointed by the Office of the United States Trustee in the Chapter 11 Cases pursuant to section 1102 of the Bankruptcy Code.

         1.20 "Confirmation Date" means the date the Bankruptcy Court enters the Confirmation Order.

         1.21 "Confirmation Hearing" means the hearing held by the Bankruptcy Court to consider confirmation of this Plan pursuant to section 1129 of the Bankruptcy Code, as such hearing may be adjourned or continued from time to time.

         1.22 "Confirmation Order" means the order of the Bankruptcy Court, in form and substance satisfactory to the Debtors and the Committee, confirming this Plan pursuant to section 1129 of the Bankruptcy Code.

         1.23 "Convenience Claim" shall mean an Allowed Unsecured Claim of $1,000 or less, with all Allowed Unsecured Claims of one holder shall be aggregated for determining the $1,000 or less limit.

         1.24 "Current Stockholder Portion" means the ratio (expressed as a percentage) that the aggregate value of the shares of Equity Interests bears to the sum of the aggregate value of Stockholder Litigation Claims in excess of any liability insurance available to satisfy such Stockholder Litigation Claims plus the aggregate value of the shares of Equity Interests.

         1.25 "Debtor(s)" means, individually, Verado Holdings, Verado, Inc., FirstWorld Internet Services, Inc., FirstWorld Anaheim, FirstWorld SoCal, FirstWorld Orange Coast, FirstWorld SGV, FirstWorld Engineering, Intelenet Communications, Inc. (n/k/a ICI Holdings, Inc.), and FirstWorld Dial-Up, Inc., as the case may be, and collectively, in their individual corporate capacity or other capacity and in their capacity as debtors and debtors in possession under Chapter 11 of the Bankruptcy Code.

         1.26 "Deficiency Claim" means any Unsecured Claim representing the amount, if any, by which the Allowed amount of the Claim exceeds the value of the property owned or held by any of the Debtors which collateralizes the Claim subject to a valid, unavoidable security interest.

         1.27 "Disbursing Agent" means the party selected by the Committee to make the distributions in respect of Allowed Claims and Allowed Equity Interests (and into the Disputed Claims Trust and the Disputed Class 5 and Class 6 Trust) prescribed by this Plan, consistent with Article VIII hereof, and to administer the Disputed Claims Trust and the Disputed Class 5 and Class 6 Trust.

         1.28 "Disbursing Agent Agreement" means the agreement to be dated as of the Effective Date (i) establishing and delineating the terms and conditions of the Disputed Claims Trust and the Disputed Class 5 and Class 6 Trust; (ii) appointing the Disbursing Agent; and (iii) setting forth the responsibilities and powers of the Disbursing Agent, substantially in the form to be filed with the Plan Supplement.

         1.29 "Disbursing Agent Committee" means those individuals appointed in accordance with the Disbursing Agent Agreement with the powers and responsibilities set forth in the Disbursing Agent Agreement.

         1.30 "Disclosure Statement" means the disclosure statement relating to this Plan, including, without limitation, all exhibits and schedules thereto, as approved by the Bankruptcy Court pursuant to section 1125 of the Bankruptcy Code.

         1.31 "Disputed Claim" means any Claim, proof of which was timely and properly filed, and (a) which has been or hereafter is listed on the Schedules as unliquidated, disputed, or contingent, and which has not been resolved by written agreement of the parties or by a Final Order, or (b) as to which any of the Debtors or any other party in interest has interposed a timely objection or request for estimation in accordance with the Bankruptcy Code and the Bankruptcy Rules, which objection or request for estimation has not been withdrawn or determined by a Final Order (c) proof of which was required to be filed by order of the Court but as to which a Proof of Claim was not timely or properly filed; or (d) which Claim is identified by the Debtors as being subject to section 502(d) of the Bankruptcy Code. Prior to (i) the filing of an objection to a Claim or (ii) the expiration of the time within which to object to such Claim set forth in this Plan or otherwise established by order of the Bankruptcy Court, for purposes of this Plan, a Claim shall be considered a Disputed Claim if (x) the amount of the Claim specified in the proof of Claim exceeds the amount of the Claim scheduled by the Debtors as other than disputed, contingent or unliquidated, or (y) the Claim is not listed on the Schedules.

         1.32 "Disputed Claims Trust" means, in the event there exists any Disputed Unsecured Claims on the Effective Date, the trust established in accordance with Article VIII of this Plan, to hold Cash and beneficial interests in the Liquidating Trust that would be distributable to the holders of such Claims if such Claims are subsequently Allowed, as set forth more fully in
Article VIII of this Plan.

         1.33 "Disputed Equity Interest" means any Equity Interest, proof of which was timely and properly filed and as to which any of the Debtors or any other party in interest has interposed a timely objection which objection has not been withdrawn or determined by a Final Order.

         1.34 "Disputed Class 5 and Class 6 Trust" means, in the event there exists any Disputed Stockholder Litigation Claims or Disputed Equity Interests on the Effective Date, the trust established in accordance with Article VIII of this Plan, to hold Cash and beneficial interests in the Liquidating Trust that would be distributable to the holders of such Claims or Equity Interests (as the case may be) if such Claims or Equity Interests (as applicable) are subsequently Allowed, as set forth more fully in Article VIII of this Plan.

         1.35 "Disputed Stockholder Litigation Claim" means any Disputed Claim classified in Class 5.

         1.36 "Disputed Unsecured Claim" means any Disputed Claim classified in Class 4.

         1.37 "Distribution Record Date" means the record date for purposes of making distributions under this Plan, which shall be the fifth day after the Confirmation Date.

         1.38 "Effective Date" means the date on which this Plan shall become effective, which date shall be the later of (i) the first Business Day at least eleven calendar days following the Confirmation Date on which no stay of the Confirmation Order is in effect and (ii) the date the Plan Documents are executed.

         1.39 "Equity Interest" means any share of common stock or other instrument evidencing an ownership interest in Verado Holdings, whether or not transferable, and any option, warrant, right, contractual or otherwise, to acquire any such interest.

         1.40 "Escrow Agreement" means that certain escrow agreement dated as of February 14, 2002, between Verado Holdings, Inc. and Wilmington Trust Company, a copy of which is annexed hereto as Exhibit A.

         1.41 "Estate" means the estate of the Debtors, as applicable, created pursuant to section 541 of the Bankruptcy Code upon the commencement of each of the Chapter 11 Cases.

         1.42 "Excess Cash" means the remaining Cash of the Debtors, including the net proceeds resulting from the sale and liquidation of the Debtors' assets, after payment or reservation of all amounts to be distributed pursuant to this Plan to the holders of Allowed Administrative Claims, Allowed Priority Claims, Allowed Secured Claims and Allowed Convenience Claims, payment of taxes (if any) and any reservation of Cash required pursuant to Article VII and Article VIII.

         1.43 "Final Order" means an order of the Bankruptcy Court as to which the time to appeal, petition for certiorari, or move for reargument or rehearing has expired and as to which no appeal, petition for certiorari, or motion for reargument or rehearing is then pending or as to which any right to appeal, petition for certiorari, or move to reargue or rehear shall have been waived in writing in form and substance satisfactory to the Debtors or, in the event that an appeal, writ of certiorari, or reargument or rehearing thereof has been sought, such order of the Bankruptcy Court shall have been upheld by the highest court to which such order was appealed, or from which certiorari, reargument or rehearing was sought and the time to take any further appeal, petition for certiorari or move for reargument or rehearing shall have expired.

         1.44 "FirstWorld Anaheim" means FirstWorld Anaheim, a California corporation.

         1.45 "FirstWorld Dial-Up" means FirstWorld Dial-Up, Inc., a Colorado corporation.

         1.46 "FirstWorld Engineering" means FirstWorld Engineering, a California corporation.

         1.47 "FirstWorld Internet" means FirstWorld Internet Services, Inc, a Colorado corporation.

         1.48 "FirstWorld Orange" means FirstWorld Orange Coast, a California corporation.

         1.49 "FirstWorld SGV" means FirstWorld SGV, a California corporation.

         1.50 "FirstWorld SoCal" means FirstWorld SoCal, a California corporation.

         1.51 "Governmental Unit" has the meaning ascribed to such term in section 101(27) of the Bankruptcy Code.

         1.52 "Indemnification Plan" means the Verado Holdings, Inc. Indemnification Plan, a copy of which is annexed hereto as Exhibit B, including the Escrow Agreement.

         1.53 "Indenture" means the Indenture Agreement, under which the Notes were issued, dated as of April 13, 1998 by and between FirstWorld
Communications, Inc. and The Bank of New York, as trustee.

         1.54 "Informal Committee" means the ad hoc committee of certain unaffiliated holders of the Notes.

         1.55 "Intelenet" shall mean Intelenet Communications, Inc., a California corporation, now known as ICI Holdings, Inc.

         1.56 "Intercompany Claim" means any Claim of one Debtor against another Debtor.

         1.57 "Initial Distribution Date" means the first date on which the Disbursing Agent remits payment on any Allowed Claims and Allowed Equity Interests pursuant to the terms of this Plan.

         1.58 "IRC" means the Internal Revenue Code of 1986, as amended, and any applicable rulings, Treasury Regulations promulgated thereunder, judicial decisions, and notices, announcements, and other releases of the United States Treasury Department or the IRS.

         1.59 "IRS" means the United States Internal Revenue Service.

         1.60 "Judgment Amount" shall have the meaning given such term in section 7.5 hereof.

         1.61 "Liquidating Trust" means the liquidating trust to be created on the Effective Date in accordance with Article 7 of this Plan.

         1.62 "Liquidating Trust Agreement" means the agreement to be dated as of the Effective Date establishing and delineating the terms and conditions of the Liquidating Trust, substantially in the form to be filed with the Plan Supplement.

         1.63 "Liquidating Trust Committee" means those individuals appointed in accordance with the Liquidating Trust Agreement with the powers and responsibilities set forth in the Liquidating Trust Agreement.

         1.64 "Liquidating Trustee" means the Person appointed in accordance with the Liquidating Trust Agreement to administer the Liquidating Trust.

         1.65 "Note Claims" means any Claim based on or related to the Notes.

         1.66 "Notes" means the 13% Senior Discount Notes due 2008 under the Indenture.

         1.67 "Person" means an individual, partnership, corporation, limited liability company, business trust, joint stock company trust, unincorporated association, joint venture, governmental authority, governmental unit or other entity of whatever nature.

         1.68 "Plan" means this Debtors' First Amended Joint Plan of Liquidation Under Chapter 11 of the Bankruptcy Code, including all exhibits and schedules annexed hereto, either in its present form or as it may be altered, amended or modified from time to time.

         1.69 "Plan Documents" means the agreements, documents and instruments entered into on or as of the Effective Date as contemplated by, and in furtherance of this Plan.

         1.70 "Plan Supplement" means the documents and forms of documents specified in this Plan.

         1.71 "Priority Claim" means a Priority Tax Claim or Priority Non-Tax Claim.

         1.72 "Priority Non-Tax Claim" means any Claim, other than an Administrative Expense Claim or a Priority Tax Claim, entitled to priority in payment under section 507(a) of the Bankruptcy Code.

         1.73 "Priority Tax Claim" means any Claim of a governmental unit of the kind entitled to priority in payment as specified in sections 507(a)(8) of the Bankruptcy Code.

         1.74 "Professionals" means those Persons employed in (i) the Chapter 11 Cases pursuant to sections 327 and 1103 of the Bankruptcy Code or (ii) pursuant to Articles VII or VIII hereof, by the Liquidating Trustee or the Disbursing Agent.

         1.75 "Pro Rata" means the proportion that the amount of any Claim or Equity Interest in a particular Class bears to the aggregate amount of all Claims or Equity Interests in such Class, including any Disputed Claims or Disputed Equity Interests in such Class.

         1.76 "Releasees" means (i) the Committee and Informal Committee (and each present or former member thereof); (ii) the present and former stockholders, directors, officers, agents or employees, attorneys, advisors, successors and assigns of each of the foregoing and (iii) each of the Debtors' present and former directors, officers, agents or employees, attorneys, and advisors and the successors and assigns of each of the foregoing.

         1.77 "Remaining Assets" means those assets of the Debtors that have not been reduced to Cash as of the Effective Date, including the Debtors' right, title and interest in the escrow account pursuant to the Escrow Agreement, Causes of Action and all of the books and records of the Debtors and Debtors in Possession.

         1.78 "Schedules" means the schedules of assets and liabilities and the statements of financial affairs filed by the Debtors as required by section 521 of the Bankruptcy Code and Bankruptcy Rule 1007, including any supplements or amendments thereto through the Confirmation Date.

         1.79 "Secured Claim" means a Claim held by any entity against any of the Debtors secured by Collateral, but only to the extent of the value, as set forth in this Plan, as agreed to by the holder of such Claim and the applicable Debtor, or as determined by a Final Order of the Bankruptcy Court pursuant to section 506(a) of the Bankruptcy Code, of such entity's interest in the Estate's interest in such Collateral; provided, however, that a Secured Claim shall not include any portion of the Claim to the extent that the value of such entity's interest is less than the amount of such Claim.

         1.80 "Setoff Claim" means any Secured Claim secured by a right to offset a mutual debt owing by such creditor to such Debtor that arose before the Commencement Date against the claim of such creditor against the Debtor that arose before the Commencement Date.

         1.81 "Stockholder Litigation Claim" means a Claim (a) arising from rescission of a purchase or sale of an equity security of the Debtors, (b) for damages arising from the purchase or sale of such an equity security or (c) for reimbursement or contribution allowed under section 502 of the Bankruptcy Code.

         1.82 "Stockholder Litigation Claims Portion" means the ratio (expressed as a percentage) that the aggregate value of Stockholder Litigation Claims in excess of any liability insurance bears to the sum of the aggregate value of the shares of Equity Interests plus the Stockholder Litigation Claims in excess of any liability insurance.

         1.83 "Subsidiaries" and "Subsidiary" means individually, Verado, Inc., FirstWorld Internet Services, Inc., FirstWorld Anaheim, FirstWorld SoCal, FirstWorld Orange Coast, FirstWorld SGV, FirstWorld Engineering, Intelenet Communications, Inc. (n/k/a ICI Holdings, Inc.), and FirstWorld Dial-Up, Inc., as the case may be, and collectively, in their individual corporate capacity or other capacity and in their capacity as debtors and debtors in possession under Chapter 11 of the Bankruptcy Code.

         1.84 "Subsidiaries Equity Interests" means any share of common stock or other instrument evidencing an ownership interest in Verado, Inc., FirstWorld Internet Services, Inc., FirstWorld Anaheim, FirstWorld SoCal, FirstWorld Orange Coast, FirstWorld SGV, FirstWorld Engineering, Intelenet Communications, Inc. (n/k/a ICI Holdings, Inc.), and FirstWorld Dial-Up, Inc.

         1.85 "Subsequent Distribution Date" means, following the Effective Date, a date which shall occur at the end of each subsequent six-month period, on which a Pro Rata distribution of Cash is made to the holders of Allowed Claims or Allowed Equity Interests.

         1.86 "Tax Advance" means an advance to be made from the Liquidating Trust to the Disputed Claims Trust or the Disputed Class 5 and Class 6 Trust in the event that the Disputed Claim Trust or the Disputed Class 5 and Class 6 Trust (as the case may be) does not have sufficient Cash to pay their respective required taxes which advance (including accrued interest) of funds in respect of taxes shall be repaid to the Liquidating Trust in accordance with this Plan.

         1.87 "Term Sheet" means the Term Sheet attached as Exhibit "A" to the Lockup Agreement dated as of February 15, 2002 by and among Verado Holdings and Verado Inc. and each of the holders of the Notes executing such agreement.

         1.88 "Treasury Regulations" means final, temporary and proposed regulations promulgated by the U.S. Treasury Department in respect of the IRC.

         1.89 "Trust Assets" means all of the Debtors' right, title and interest in all property and assets of the Debtors, including, without limitation, Cash in an amount reasonably necessary to meet the purposes and obligations of the Liquidating Trust and all Remaining Assets.

         1.90 "Unsecured Claim" means any Claim other than a Secured Claim, an Administrative Expense Claim, a Priority Claim, a Convenience Claim, a Stockholder Litigation Claim or an Intercompany Claim.

         1.91 "Verado Holdings" means Verado Holdings, Inc. (formerly known as FirstWorld Communications, Inc.), a Delaware corporation.

         1.92 "Verado, Inc." means Verado, Inc., a Colorado corporation.

Other Terms.
------------

                  A term used in this Plan that is not defined shall have the meaning ascribed to that term, if any, in the Bankruptcy Code.

Construction of Certain Terms.
------------------------------

                  The words "herein," "hereof," "hereto," "hereunder," and others of similar import refer to this Plan as a whole and not to any particular section, subsection, or clause contained in this Plan. Wherever from the context it appears appropriate, each term stated in either the singular or the plural shall include the singular and the plural and pronouns stated in the masculine, feminine or neuter gender shall include the masculine, the feminine and the neuter gender.

                                   ARTICLE II.
                           TREATMENT OF ADMINISTRATIVE
                     EXPENSE CLAIMS AND PRIORITY TAX CLAIMS
                     --------------------------------------

         2.1 Administrative Expense Claims.

                  As soon as is reasonably practicable after the Effective Date, each holder of an Allowed Administrative Expense Claim shall receive in full satisfaction thereof an amount in Cash equal to the Allowed amount of such Claim (subject to section 6.6 of this Plan), or such holder may be treated on such less favorable terms as may be agreed to by such holder.

         2.2 Priority Tax Claims.

                  As soon as is reasonably practicable after the Effective Date, each holder of an Allowed Priority Tax Claim shall receive in full satisfaction thereof an amount in Cash equal to the Allowed amount of such Claim, or such holder may be treated on such less favorable terms as may be agreed to by such holder.

                                  ARTICLE III.
                  CLASSIFICATION OF CLAIMS AND EQUITY INTERESTS
                  ---------------------------------------------

                  Equity Interests and Claims (other than Priority Tax Claims and Administrative Expense Claims) are classified for all purposes, including voting (unless otherwise specified), confirmation, and distribution pursuant to this Plan, as follows:

Class                                                   Status
-----                                                   ------
Class 1 - Priority Non-Tax Claims                       Not Impaired
Class 2 - Secured Claims                                Impaired
Class 3 - Convenience Claims                            Impaired

Class                                                   Status
-----                                                   ------
Class 4 - Unsecured Claims                              Impaired
Class 5 - Stockholder Litigation Claims                 Impaired
Class 6 - Equity Interests                              Impaired

                                   ARTICLE IV.
                    TREATMENT OF CLAIMS AND EQUITY INTERESTS
                    ----------------------------------------

         4.1 Class 1 - Priority Non-Tax Claims.

                  (a) Impairment and Voting. Class 1 is not impaired by this Plan. Each holder of an Allowed Claim in Class 1 is not entitled to vote to accept or reject this Plan and shall be conclusively deemed to have accepted this Plan.

                  (b) Distributions. As soon as is reasonably practicable after the Effective Date, each holder of an Allowed Priority Non-Tax Claim shall receive in full satisfaction thereof an amount in Cash equal to the Allowed amount of such Claim, or such holder may be treated on such less favorable terms as may be agreed to by such holder.

         4.2 Class 2 - Secured Claims.

                  (a) Impairment and Voting. Class 2 is impaired by this Plan. Each holder of an Allowed Claim in Class 2 is entitled to vote to accept or reject this Plan.

                  (b) Distributions. Each Allowed Secured Claim will be dealt with as a separate class and will receive treatment as follows. Each holder of a Secured Claim shall be deemed to have an Allowed Secured Claim to the extent of the value of its collateral. As soon as is reasonably practicable after the Effective Date, such creditor will receive a deed or assignment of its collateral in full satisfaction of the secured portion of its Allowed Secured Claim, or at the option of the Liquidating Trustee, Cash equal to the Allowed amount of such Secured Claim, and any Deficiency Claim arising on account of such Secured Claim shall be treated as an Unsecured Claim. In the event of a controversy as to the value of the collateral securing any Secured Claim or the Deficiency Amount, the Bankruptcy Court shall, after notice and a hearing, determine such controversy.

         4.3 Class 3 - Convenience Claims.

                  (a) Impairment and Voting. Class 3 is impaired by this Plan. Each holder of an Allowed Claim in Class 3 is entitled to vote to accept or reject this Plan.

                  (b) Distributions. As soon as is reasonably practicable after the Effective Date, each holder of an Allowed Convenience Claim shall receive in full satisfaction thereof an amount in Cash equal to the Allowed amount of such Convenience Claim.

                  (c) Time and Manner of Election. Any holder of an Allowed Unsecured Claim that desires treatment of its Claim as a Convenience Claim, shall make such election on the ballot to be provided to holders of Unsecured Claims and return such ballot before the deadline for submitting such ballot. Any election made after the ballot deadline shall not be binding unless the ballot deadline is expressly waived in writing by the Debtors.

         4.4 Class 4 - Unsecured Claims.

                  (a) Impairment and Voting. Class 4 is impaired by this Plan. Each holder of an Allowed Unsecured Claim in Class 4 is entitled to vote to accept or reject this Plan.

                  (b) Distributions. On or as soon as is reasonably practicable after the Effective Date, each holder of an Allowed Unsecured Claim shall receive in full satisfaction thereof its Pro Rata share of 90% of the Excess Cash (plus its Pro Rata share of the amount of Cash equal to the Additional D&O Insurance Cost) and its Pro Rata share of the 90% of the beneficial interests of the Liquidating Trust. In addition, a holder of an Allowed Unsecured Claim may receive additional distributions to the extent any Disputed Unsecured Claims are subsequently disallowed in accordance with section 8.9 of this Plan.

         4.5 Class 5 - Stockholder Litigation Claims.

                  (a) Impairment and Voting. Class 5 is impaired by this Plan. Each holder of an Allowed Stockholder Litigation Claim is not entitled to vote to accept or reject this Plan, pursuant to an order of the Court dated [April 18, 2002].

                  (b) Distributions. As soon as is reasonably practicable after the Effective Date and after any such Claim becomes Allowed, each holder of an Allowed Stockholder Litigation Claim shall receive, in full satisfaction of such Allowed Stockholder Litigation Claim, its share, as determined by Final Order in the relevant proceeding, of any liability insurance available to satisfy its Claim and if such Claim is not satisfied in full, its Pro Rata share of the Stockholder Litigation Claims Portion of 10% of the Excess Cash (less its Pro Rata share of the Additional D&O Insurance Cost) and its Pro Rata Share of the Stockholder Litigation Claims Portion of 10% of the beneficial interests of the Liquidating Trust. In addition, a holder of an Allowed Stockholder Litigation Claim may receive additional distributions to the extent any Disputed Stockholder Litigation Claims or Disputed Equity Interests are subsequently disallowed in accordance with section 8.9 of this Plan.

         4.6 Class 6 - Equity Interests.

                  (a) Impairment and Voting. Class 6 is impaired by this Plan. Each holder of an Allowed Equity Interest in Class 6 is not entitled to vote to accept or reject this Plan, pursuant to an order of the Court dated [April 18, 2002].

                  (b) Distributions. On or as soon as is reasonably practicable after the Effective Date, each holder of an Allowed Equity Interest shall receive in full satisfaction thereof its Pro Rata share of the Current Stockholder Portion of 10% of the Excess Cash (less its Pro Rata share of the Additional D&O Insurance Cost) and its Pro Rata Share of the Current Stockholder Portion of 10% of the beneficial interests of the Liquidating Trust; provided, however, that any option, warrant or right to acquire common stock of Verado Holdings that is not exercised on or before the Confirmation Date shall be cancelled and extinguished and the holder thereof shall not be entitled to any distributions. In addition, a holder of an Allowed Equity Interest may receive additional distributions to the extent any Disputed Stockholder Litigation Claims or Disputed Equity Interests are subsequently disallowed in accordance with section 8.9 of this Plan.

                                   ARTICLE V.
                       ACCEPTANCE OR REJECTION OF THE PLAN
                       -----------------------------------

         5.1 Voting of Claims. Each holder of an Allowed Claim in Class 2, Class 3 and Class 4 shall be entitled to vote to accept or reject this Plan as provided for in the order entered by the Bankruptcy Court establishing certain procedures with respect to the solicitation and tabulation of votes to accept or reject this Plan (a copy of which will be distributed together with the Disclosure Statement). For purposes of calculating the number of Allowed Claims in Class 2, Class 3 and Class 4 that have voted to accept or reject this Plan under section 1126(c) of the Bankruptcy Code, all Allowed Claims in such Class held by one entity or any affiliate thereof (as defined in the Securities Act of 1933 and the rules and regulations promulgated thereunder) shall be aggregated and treated as one Allowed Claim in such Class.

                  Holders of Class 1 Claims are not entitled to vote as their claims are unimpaired. Pursuant to an order of the Court entered on April 18, 2002, each holder of a Claim or Equity Interest in Class 5 and Class 6, respectively, is not allowed to vote to accept or reject the Plan.

         5.2 Acceptance by a Class of Creditors. Consistent with section 1126(c) of the Bankruptcy Code and except as provided for in section 1126(e) of the Bankruptcy Code, a Class of creditors shall have accepted this Plan if it is accepted by at least two-thirds in dollar amount and more than one-half in number of the holders of Allowed Claims of such Class that have timely and properly voted to accept or reject this Plan.

         5.3 Cram Down. The Debtors shall utilize the provisions of section 1129(b) of the Bankruptcy Code to satisfy the requirements for confirmation of this Plan over the presumed rejections of such Classes and the rejection, if any, of any other Class entitled to vote to accept or reject this Plan.

                                   ARTICLE VI.
                       PROVISIONS GOVERNING DISTRIBUTIONS
                       ----------------------------------

         6.1 Method of Distributions Under the Plan.

                  (a) Initial Distribution. As soon as is reasonably practical after the Effective Date, the Disbursing Agent shall (i) remit to holders of Allowed Administrative Expense Claims and Allowed Priority Claims an amount in Cash equal to the Allowed amount of such Claims, or such lesser amounts as agreed to by such holders; (ii) remit to each holder of an Allowed Secured Claim at the option of the Liquidating Trustee, either (x) a deed or assignment conveying to such holder title to the property securing such Allowed Secured Claim, or (y) an amount in Cash equal to the Allowed amount of such Claim, or such lesser amount as agreed to by such holders; (iii) remit to each holder of an Allowed Unsecured Claim its Pro Rata share of 90% of the Excess Cash (plus its Pro Rata share of the amount of Cash equal to the Additional D&O Insurance
Cost) and its Pro Rata share of the 90% of the beneficial interests of the Liquidating Trust; (iv) remit to each holder of an Allowed Convenience Claim Cash equal to the Allowed amount of such Claim; (v) remit to each holder of an Allowed Stockholder Litigation Claim, its Pro Rata Share, as determined by a Final Order in the relevant proceeding, of any liability insurance available to satisfy its Claim and if such Claim is not satisfied in full, its Pro Rata share of the Stockholder Litigation Claims Portion of 10% of the Excess Cash (less its Pro Rata share of the Additional D&O Insurance Cost) and its Pro Rata Share of the Stockholder Litigation Claims Portion of 10% of the beneficial interests of the Liquidating Trust, and (vi) remit to each holder of an Allowed Equity Interest its Pro Rata share of the Current Stockholder Portion of 10% of the Excess Cash (less its Pro Rata share of the Additional D&O Insurance Cost) and its Pro Rata Share of the Current Stockholder Portion of 10% of the beneficial interests of the Liquidating Trust.

                  (b) Distributions of Cash. Any payment of Cash made by the Disbursing Agent or the Liquidating Trustee pursuant to this Plan may be made at the option of the Disbursing Agent or the Liquidating Trustee either by check drawn on a domestic bank or by wire transfer from a domestic bank.

         6.2 Delivery of Distributions and Undeliverable Distributions. Distributions to holders of Allowed Claims and Allowed Equity Interests shall be made at the address of each such holder as set forth on the Schedules filed with the Bankruptcy Court, unless superseded by a new address as set forth (a) on a proof of claim filed by a holder of an Allowed Claim or Allowed Equity Interest, or (b) in another writing notifying the Liquidating Trustee or the Disbursing Agent (at the addresses set forth in this Plan Supplement) of a change of address. If any holder's distribution is returned as undeliverable, no further distributions to such holder shall be made unless and until the Debtor is notified of such holder's then-current address, at which time all missed distributions shall be made to such holder, without interest. All Claims for undeliverable distributions shall be made on or before, with respect to the initial distributions made on or after the Effective Date, one hundred and twenty (120) days after the date such undeliverable distribution was initially made.

         6.3 Compliance with Tax Requirements. In connection with this Plan, to the extent applicable, the Disbursing Agent or the Liquidating Trustee (as applicable) in making distributions under this Plan shall comply with all tax withholding and reporting requirements imposed on it by any governmental unit, and all distributions pursuant to this Plan shall be subject to such withholding and reporting requirements. The Disbursing Agent or the Liquidating Trustee (as applicable) may withhold the entire distribution due to any holder of an Allowed Claim or Allowed Equity Interest until such time as such holder provides the necessary information to comply with any withholding requirements of any governmental unit. Any property so withheld will then be paid by the Disbursing Agent or the Liquidating Trustee (as applicable) to the appropriate authority. If the holder of an Allowed Claim or Allowed Equity Interest fails to provide the information necessary to comply with any withholding requirements of any governmental unit within six months from the date of first notification to the holder of the need for such information or for the Cash necessary to comply with any applicable withholding requirements, then the holder's distribution shall be treated as an undeliverable distribution in accordance with this Article.

         6.4 Time Bar to Cash Payments. Checks issued by the Disbursing Agent or the Liquidating Trustee (as applicable) in respect of Allowed Claims or Allowed Equity Interest shall be null and void if not negotiated within ninety (90) days after the date of issuance thereof. Requests for reissuance of any check shall be made to the Liquidating Trustee by the holder of the Allowed Claim or Allowed Equity Interests to whom such check originally was issued. Any claim in respect of such a voided check shall be made on or before thirty (30) days after the expiration of the ninety-day period following the date of issuance of such check.

         6.5 Setoffs. The Disbursing Agent or the Liquidating Trustee (as applicable) may, in accordance with section 553 of the Bankruptcy Code and applicable non-bankruptcy law, set off against any Allowed Claim and the distributions to be made pursuant to this Plan on account of such Claim (before any distribution is made on account of such Claim), the claims, rights and causes of action of any nature that any of the Debtors may hold against the holder of such Allowed Claim; provided, however, that neither the failure to effect such a setoff nor the allowance of any Claim hereunder shall constitute a waiver or release by the Debtors, Debtors in Possession or the Liquidating Trustee (or any successor thereto) of any such claims, rights and causes of action that any of the Debtors or Debtors in Possession (or any successor thereto) may possess against such holder; and provided further, however, that any claims of any of the Debtors (or any successor thereto) arising before the Commencement Date shall first be setoff against Claims against such Debtor (or any successor thereto) arising before the Commencement Date.

         6.6 Professional Fees and Expenses.

                  (a) Each Professional retained with approval by order of the Bankruptcy Court or requesting compensation in the Chapter 11 Cases pursuant to sections 330 or 503(b) of the Bankruptcy Code shall be required to file an application for an allowance of final compensation and reimbursement of expenses in the Chapter 11 Cases incurred through the Confirmation Date on or before a date to be set by the Bankruptcy Court in the Confirmation Order, which shall be no later than sixty (60) days after the Confirmation Date. Objections to any application shall be filed on or before a date to be set by the Bankruptcy Court in the Confirmation Order.

                  (b) Subject to Bankruptcy Court approval in respect of any dispute by the Debtors or the Liquidating Trustee as set forth below, the reasonable fees and expenses incurred on or after the Commencement Date by counsel (Akin, Gump, Strauss, Hauer & Feld, L.L.P.) and local counsel (Klett Rooney Lieber & Schorling) to the Informal Committee incurred through and including the Effective Date will be paid as an Administrative Expense Claim as soon as is practicable after the Effective Date. To the extent, after being furnished with normal supporting documents for such fees and expenses, the Debtors and/or the Liquidating Trustee dispute the reasonableness of any such fees and expenses, the Liquidating Trustee shall pay such fees and expense as are not disputed, and shall submit to the Informal Committee a written list of specific fees and expenses viewed by the Debtors as not being reasonable. To the extent that the Debtors, the Liquidating Trustee and the Informal Committee are unable to resolve any such dispute, such dispute shall be resolved by the Bankruptcy Court.

         6.7 Transactions on Business Days. If the Effective Date or any other date on which a transaction may occur under this Plan shall occur on a day that is not a Business Day, the transactions contemplated by this Plan to occur on such day shall instead occur on the next succeeding Business Day.

         6.8 Minimum Distributions. If a distribution (other than the final distribution made under this Plan) to be made to or on behalf of a holder of a Claim or Equity Interest on the Initial Distribution Date or on any Subsequent Distribution Date would be $25 or less in the aggregate, notwithstanding any contrary provision of this Plan, no such distribution will be made to or on behalf of such holder unless a request therefor is made in writing to the Debtors (at the addresses provided in this Plan). Any undistributed amount shall be held over to the next Subsequent Distribution Date.

         6.9 Fractional Dollars; De Minimis Distributions. Any other provision of this Plan notwithstanding, payments of fractions of dollars shall not be made. Whenever any payment of a fraction of a dollar under this Plan would otherwise be called for, the actual payment made shall reflect a rounding of such fraction to the nearest whole dollar (up or down), with half dollars being rounded up.

         6.10 Allocation of Distributions. Distributions to any holder of an Allowed Claim shall be allocated first to the original principal portion of any such Allowed Claim, as determined for federal income tax purposes, and then, to the extent the consideration exceeds such amount, to the remainder of such Claim.

                                  ARTICLE VII.
               MEANS FOR IMPLEMENTATION AND EXECUTION OF THE PLAN
               --------------------------------------------------

         7.1 Substantive Consolidation. Entry of the Confirmation Order shall constitute the approval, pursuant to section 105(a) of the Bankruptcy Code, effective as of the Effective Date, of the substantive consolidation of the Chapter 11 Cases for all purposes related to this Plan, including, without limitation, for purposes of voting, confirmation, and distribution. Pursuant to such order, (i) all assets and liabilities of the Subsidiaries shall be deemed merged or treated as though they were merged into and with the assets and liabilities of Verado Holdings, (ii) no distributions shall be made under this Plan on account of Intercompany Claims or on account of the Subsidiaries Equity Interests among the Debtors, (iii) all guarantees of the Debtors of the obligations of any other Debtor shall be deemed eliminated so that any Claim against any Debtor and any guarantee thereof executed by any other Debtor and any joint or several liability of any of the Debtor shall be deemed to be one obligation of the consolidated Debtors, and (iv) each and every Claim filed or to be filed in the Chapter 11 Case of any of the Debtors shall be deemed filed against the consolidated Debtors. Such substantive consolidation shall not (other than for purposes related to this Plan) affect the legal and corporate structures of the Debtors.

         7.2 The Liquidating Trust

                  (a) Establishment of the Liquidating Trust. On or before the Effective Date, the Debtors, on their own behalf and on behalf of holders of Allowed Claims in Classes 4 and 5 and Allowed Equity Interests in Class 6 (whether or not Allowed on or after the Effective Date), shall execute the Liquidating Trust Agreement and shall take all other steps necessary to establish the Liquidating Trust. The Liquidating Trust Agreement shall contain provisions customary to trust agreements utilized in comparable circumstances, including, but not limited to, any and all provisions necessary to govern the rights, powers, obligations and appointment and removal of the Liquidating Trustee and to ensure the treatment of the Liquidating Trust as a liquidating trust for federal income tax purposes. On the Effective Date, the Debtors shall transfer (as described in section 7.2(d) hereunder) to the Liquidating Trust all of their right, title, and interest in all of the Trust Assets (including, among others, the right to any undeliverable, time-barred or unclaimed distributions to holders of Allowed Claims or Allowed Equity Interests made on the Initial Distribution Date or thereafter and the Debtors' right to escrow funds upon the termination of the Escrow Agreement), free and clear of any Lien, Claim or Equity Interest in such property of any other Person or entity except as provided in this Plan. The Debtors or such other Persons that may have possession or control of such Trust Assets shall transfer possession or control of such Trust Assets to the Liquidating Trustee on the Effective Date and shall execute documents or instruments necessary to effectuate such transfers. For tax reporting purposes, the Liquidating Trust shall report on a December 31 fiscal year.

                  (b) Purpose of the Liquidating Trust. The Liquidating Trust shall be established for the sole purpose of liquidating and distributing the Trust Assets, in accordance with Treasury Regulations section 301.7701-4(d), with no objective to continue or engage in the conduct of a trade or business.

Subject to definitive guidance from the IRS, all parties shall treat the Liquidating Trust as a liquidating trust for all federal income tax purposes.

                  (c) Funding Expenses of the Liquidating Trust. In accordance with the Liquidating Trust Agreement and any other agreements entered into in connection therewith, on the Effective Date, the Debtors shall transfer Cash to the Liquidating Trustee in such amount determined by the Debtors, the Liquidating Trustee and the Committee to be reasonably necessary to fund the obligations and expenses of the Liquidating Trust (including, without limitation, an amount reasonably necessary to meet the Liquidating Trust's obligations to fund any cost incurred by the Disbursing Agent in pursuing and litigating Disputed Claims and Disputed Equity Interests).

                  (d) Treatment of Transfer of Assets .

                        (i) The transfer of the Trust Assets to the Liquidating Trusts shall be made, as provided herein, for the benefit of the holders of Allowed Claims in Classes 4 and 5 and Allowed Equity Interests in Class 6, whether allowed on or after the Effective Date. In this regard, the Trust Assets will be deemed to have first been transferred to such holders of Allowed Claims and Allowed Equity Interests and, in respect of any Disputed Claims or Disputed Equity Interests, to the Disputed Claims Trust and the Class 5 and Class 6 Trust and then by them to the respective Liquidating Trust. Upon the transfer of the Trust Assets, the Debtors shall have no further interest in or with respect to the Trust Assets or the Liquidating Trusts.

                        (ii) For all federal income tax purposes, all parties (including, without limitation, the Debtors, the Liquidating Trustee, the holders of Allowed Claims and Allowed Equity Interests, and the Disbursing Agent) shall treat the transfer of Trust Assets to the Liquidating Trust, in accordance with the terms of this Plan, as a transfer to the holders of Allowed Claims and Allowed Equity Interests (and in respect of any Disputed Claims and Disputed Equity Interests, to the Disputed Claims Trust or the Disputed Class 5 and Class 6 Trust, as applicable) followed by a transfer by such holders to the Liquidating Trust, and the beneficiaries of such Liquidating Trust (or Disputed Claims Trust or the Disputed Class 5 and Class 6 Trust) shall be treated as the grantors and owners thereof.

                  (e) Liquidation of Assets, Responsibilities of Liquidating Trustee. The Liquidating Trustee, in its reasonable business judgment, shall, in an expeditious but orderly manner, liquidate and convert to Cash the assets of the Liquidating Trust, make timely distributions and not unduly prolong the duration of the Liquidating Trust. The liquidation of the Trust Assets may be accomplished either through the sale of Trust Assets (in whole or in combination), including the sale of Causes of Action, or through prosecution or settlement of any Causes of Action, or otherwise.

                        (i) The Liquidating Trustee shall be designated in the Confirmation Order and in the Liquidating Trust Agreement and shall have the power (i) to prosecute for the benefit of the Liquidating Trust any Causes of Action (whether such suits are brought in the name of the Liquidating Trust or otherwise), and (ii) to administer the assets of the Liquidating Trust and otherwise perform the functions and take the actions provided for or permitted in the Liquidating Trust Agreement or in any other agreement executed by the Liquidating Trustee pursuant to this Plan. Any and all proceeds generated from the prosecution of any claims or Causes of Action of the Debtors shall constitute the property of the Liquidating Trust.

                        (ii) The Liquidating Trustee may request an expedited determination of taxes of the Liquidating Trust under section 505(b) of the Bankruptcy Code for all returns filed for, or on behalf of the, Liquidating Trust for all taxable periods through the dissolution of the Liquidating Trust.

                        (iii) The Liquidating Trustee shall wind up the remaining affairs of the Debtors, including the filing of all required tax returns including, without limitation, IRS forms related to the Debtors' 401k plan and other ERISA plans, and the handling of audits and shall have the right to request an expedited determination under section 505(b) of the Bankruptcy Code with respect to tax returns filed, or to be filed, for any and all taxable periods ending after the Commencement Date through, and including, the dissolution of the Debtors.

                  (f) Valuation of Assets. As soon as possible after the Effective Date, but in no event later than thirty (30) days thereafter, (i) the Liquidating Trust Committee shall inform, in writing, the Liquidating Trustee of the fair market value of the Trust Assets transferred to the Liquidating Trust, based on the good faith determination of the Liquidating Trust Committee, and
(ii) the Liquidating Trustee shall apprise the holders of Allowed Claims and Allowed Equity Interests and the Disbursing Agent in writing of such valuation (and indicate in such writing, such holders' percentage ownership interest in the Liquidating Trust based on such holders' relative beneficial interest in the Liquidating Trust as of the Effective Date). The valuation shall be used consistently by all parties (including, without limitation, the Debtors, the Liquidating Trustee, the holders of Allowed Claims and Allowed Equity Interests and the Disbursing Agent) for all federal income tax purposes.

                  (g) Investment Powers of the Liquidating Trustee and Permitted Cash Expenditures. The right and power of the Liquidating Trustee to invest Trust Assets, the proceeds thereof, or any income earned by the Liquidating Trust, shall be limited to the right and power that a liquidating trust, within the meaning of Treasury Regulations section 301.7701-4(d), is permitted to hold, pursuant to the Treasury Regulations, or any modification in the IRS guidelines, whether set forth in IRS rulings, other IRS pronouncements or otherwise. The Liquidating Trustee may expend the Cash of the Liquidating Trust (x) as reasonably necessary to meet contingent liabilities and to maintain the value of the respective assets of the Liquidating Trust during liquidation, (y) to pay the respective reasonable administrative expenses (including, but not limited to, any taxes imposed on the Liquidating Trust) and (z) to satisfy other respective liabilities incurred by the Liquidating Trust in accordance with this Plan or the Liquidating Trust Agreement (including, without limitation, the making of Tax Advances).

                  (h) Annual Distribution; Withholding. The Liquidating Trustee shall distribute at least annually to the holders of the beneficial interests in the Liquidating Trust, in accordance with such holders' relative beneficial interests in the Liquidating Trust, all Cash on hand (including, without limitation, all net Cash income plus all Cash proceeds from the liquidation of Trust Assets, and including as Cash for this purpose, all permitted investments under section 7.2(g) hereof and any repayment of Tax Advances in connection with such distribution); provided, however, that the Liquidating Trustee may retain such amounts (i) as are reasonably necessary to meet contingent liabilities and to maintain the value of the assets of the Liquidating Trust during liquidation,
(ii) to pay reasonable administrative expenses (including, but not limited to, any taxes imposed on the Liquidating Trust or in respect of the assets of the Liquidating Trust), and (iii) to satisfy other liabilities incurred by the Liquidating Trust in accordance with this Plan or the Liquidating Trust Agreement. The Liquidating Trustee may withhold from amounts distributable to any Person any and all amounts, determined in the Liquidating Trustee's reasonable sole discretion, the withholding of which is required by any law, regulation, rule, ruling, directive or other governmental requirement. In the event there is a Tax Advance outstanding with respect to the Disputed Claims Trust or the Disputed Class 5 and Class 6 Trust at the time a distribution is to be made, the amount that would be distributable to such trust shall first be applied in repayment of the Tax Advance with any excess distributed to the respective trust.

                  (i) Reporting Duties. Subject to definitive guidance from the IRS or a court of competent jurisdiction to the contrary (including the receipt by the Liquidating Trustee of a private letter ruling if the Liquidating Trustee so requests one, or the receipt of an adverse determination by the IRS upon audit if not contested by the Liquidating Trustee), the Liquidating Trustee shall file returns for the Liquidating Trust as a grantor trust pursuant to Treasury Regulations section 1.671-4(a). The Liquidating Trustee shall also annually send to each holder of a beneficial interest in the Liquidating Trust a statement setting forth the holder's share of items of income, gain, loss, deduction or credit and will instruct all such holders to report such items on their federal income tax returns. The Liquidating Trust's taxable income will be allocated among the holders of beneficial trust interests pro rata based on their relative beneficial interests in the Liquidating Trust's taxable income. The Liquidating Trustee shall file (or cause to be filed) any other statements, returns or disclosures relating to the Liquidating Trust that are required by any governmental unit.

                  (j) Registry of Beneficial Interests; Non-Assignability. To evidence each holder's beneficial interests in the Liquidating Trust, the Liquidating Trustee shall maintain a registry of such holders. The beneficial interests in the Liquidating Trust may not be assigned or otherwise transferred by any holder other than (i) to any relative, spouse or relative of the spouse of such holder; (ii) to any trust or estate in which such holder has a majority of the beneficial interest (excluding contingent interests); (iii) to any corporation, partnership or other organization in which such holder is the beneficial owner of a majority of the voting securities or equity interest, or which owns a majority of the voting securities or beneficial interest of such holder; and (iv) upon the death or dissolution of such holder in accordance with the operation of law; provided, that any such transfer pursuant to clause (iii) shall be effected in compliance with the Securities Act of 1933, as amended, and the rules and regulations of the Securities and Exchange Commission thereunder, and any other applicable federal or state securities law.

                  (k) Termination. The Liquidating Trust shall terminate no later than the fifth (5th) anniversary of the Effective Date; provided, however, that, within a period of six (6) months prior to such termination date, the Bankruptcy Court, upon motion by a party in interest, may extend the term of the Liquidating Trust if it is necessary to facilitate or complete the liquidation of the Trust Assets. Notwithstanding the foregoing, multiple extensions can be obtained so long as Bankruptcy Court approval is obtained within six (6) months prior to the expiration of each extended term; provided, however, that the aggregate of all such extensions shall not exceed three (3) years, unless the Liquidating Trustee receives a favorable ruling from the IRS that any further extension would not adversely affect the status of the Liquidating Trust as a liquidating trust within the meaning of Treasury Regulations 301.7701-4(d) for federal income tax purposes.

         7.3 Liability; Indemnification. None of the Liquidating Trustee, the Liquidating Trust Committee, their respective members, designees, or Professionals, or any duly designated agent or representative of the Liquidating Trustee, or the Liquidating Trust Committee, or their respective employees, shall be liable for the act or omission of any other member, designee, agent, or representative of the Liquidating Trustee or the Liquidating Trust Committee, nor shall the Liquidating Trustee, or any member of the Liquidating Trust Committee be liable for any act or omission taken or omitted to be taken in its capacity as the Liquidating Trustee, or as a member of the Liquidating Trust Committee, respectively, other than acts or omissions resulting from the Liquidating Trustee's or such member's willful misconduct, gross negligence or fraud. The Liquidating Trustee, or the Liquidating Trust Committee may, in connection with the performance of its functions, and in their sole and absolute discretion, consult with its attorneys, accountants, financial advisors and agents, and shall not be liable for any act taken, omitted to be taken, or suffered to be done in accordance with advice or opinions rendered by such Persons. Notwithstanding such authority, neither the Liquidating Trustee, nor the Liquidating Trust Committee shall be under any obligation to consult with its attorneys, accountants, financial advisors or agents, and their determination not to do so shall not result in the imposition of liability on the Liquidating Trustee or the Liquidating Trust Committee or, as applicable, their respective members and/or designees, unless such determination is based on willful misconduct, gross negligence or fraud. The Liquidating Trust shall indemnify and hold harmless the Liquidating Trustee, and the Liquidating Trust Committee and their respective members, and their respective designees and Professionals, and all duly designated agents and representatives thereof (in their capacity as such), from and against and in respect of all liabilities, losses, damages, claims, costs and expenses, including, but not limited to attorneys' fees and costs arising out of or due to their actions or omissions, or consequences of such actions or omissions with respect to the Liquidating Trust or the implementation or administration of this Plan; provided, however, that no such indemnification will be made to such Persons for such actions or omissions as a result of willful misconduct, gross negligence or fraud.

         7.4 Appointment of a Liquidating Trustee and a Liquidating Trust Committee. On or prior to the Confirmation Date, the Committee shall appoint a Liquidating Trustee and a Liquidating Trust Committee; provided, however, the Liquidating Trust Committee may not direct the Liquidating Trustee or the members of the Liquidating Trust Committee to act inconsistently with their duties under the Liquidating Trust Agreement and this Plan. The same Person who serves as Liquidating Trustee may also serve in a separate capacity as the Disbursing Agent and the members of the Liquidating Trust Committee may serve in separate capacities on the Disbursing Agent Committee. The Liquidating Trustee shall be deemed the Estates' representative in accordance with section 1123 of the Bankruptcy Code and shall have all powers, authority and responsibilities specified in the Liquidating Trust Agreement, including, without limitation, the powers of a trustee under sections 704 and 1106 of the Bankruptcy Code and Rule 2004 of the Bankruptcy Rules (including without limitation, commencing, prosecuting or settling Causes of Action, enforcing contracts, and asserting claims, defenses, offsets and privileges), to serve as the trustee of the 401k in the event the Debtors' 401k plan is not fully terminated by the Effective date, to the extent not inconsistent with the status of the Liquidating Trust as a liquidating trust within the meaning of Treasury Regulations 301.7701-4(d) for federal income tax purposes.

         7.5 Net Liquidating Trust Recovery/Affirmative Obligations.

                  (a) Net Judgment. Notwithstanding anything contained herein to the contrary, in the event that any creditor or defendant in litigation brought by the Liquidating Trustee for and on behalf of the Liquidating Trust (a "Defendant") (1) is required by a Final Order to make payment to the Liquidating Trust (the "Judgment Amount"), and (2) has a right of setoff under section 553 of the Bankruptcy Code or applicable non-bankruptcy law, has a claim for contribution or reimbursement or has incurred costs and expenses which would give rise to an enforceable claim against the Debtors or the Liquidating Trust of the same class as the claim of the Debtors or the Liquidating Trust (i.e., both are pre-petition or both are post-petition), each as determined by a Final Order (the aggregate amount of all such rights, claims, costs and expenses being referred to herein as the "Offset Amount"), such Defendant shall be obligated to pay only the excess, if any, of the amount of the Judgment Amount over the Offset Amount.

                  (b) Affirmative Obligations. Notwithstanding anything contained herein to the contrary, in the event that a Defendant (1) has an Offset Amount and (2) the Offset Amount is in excess of the Judgment Amount, if any, (i) the Judgment Amount shall be setoff against the Offset Amount and shall not be paid to the Liquidating Trust by such Defendant and (ii) the Defendant shall be deemed to have a Disputed Claim that has become an Allowed Claim (in the amount of the excess of the Offset Amount over the Judgment Amount) and shall be entitled to receive the appropriate distribution from the Disputed Claims Trust and Disputed Class 5 and Class 6 Trust and subsequent Distributions from the Liquidating Trust in accordance with the class of Claim as provided for under this Plan, and (iii) the Liquidating Trust shall have no liability with respect to such Offset Amount. In the event that the Disputed Claims Trust and the Disputed Class 5 and Class 6 Trust contain insufficient Cash on account of Offset Amounts, then the Liquidating Trust shall transfer Cash to the Disputed

Claims Trust and the Disputed Class 5 and Class 6 Trust for the benefit of any Defendant as if the Offset Amount was a Disputed Claim. Any Defendant having a Disputed Claim which has become Allowed under section 8.8 hereof shall not be permitted to recover thereon by execution, levy or similar procedures in respect to any judgment allowing such Claim but shall receive a Distribution on account of such claim in accordance with the terms of this Plan on the distribution date immediately after such judgment becomes final.

         7.6 Distribution Procedures. Except as otherwise provided in this Plan, each initial distribution of Cash to a holder of an Allowed Claim (as adjusted to reflect any payment made on or before the Effective Date) or Allowed Equity Interest shall be made as soon as practicable after the later of (a) the Effective Date and (b) the date such Claim or Equity Interest becomes Allowed. Distributions required to be made on a particular date shall be deemed to have been made on such date if actually made on such date or as soon thereafter as practicable. No payments or other distributions of property shall be made on account of any disputed portion of a Claim or Equity Interest or portion thereof unless and until such Claim or Equity Interest or portion thereof is Allowed by Final Order, or unless otherwise provided by order of the Bankruptcy Court. Holders of Disputed Claims or Equity Interests whose Claims or Interests ultimately become Allowed Claims or Equity Interests shall be bound, obligated and governed in all respects by the provisions of this Plan. All distributions to holders of Allowed Claims and Allowed Equity Interests shall be in accordance with Article IV and as otherwise provided under this Plan

         7.7 Officers, Directors and Employees of the Debtors. Upon the Effective Date, the then current directors, officers and employees of the Debtors shall be relieved of all of their positions, including, without limitation, as trustees and members of all committees under the Debtors' 401(k) plan, and corresponding duties and obligations, and the Debtors' employees shall be deemed terminated "without cause," including for purposes of any employment agreements or severance obligations, including, without limitation, with respect to the employment agreements of Steven D. Butler and Jeffrey L. Dykes. On the Effective Date, the Debtors shall cause to be paid to employees all amounts owed to such employees, including such amounts to which they are entitled under employment agreements, severance arrangements and the Chapter 11 incentive plan as such were approved by the Bankruptcy Court.

         7.8 Dissolution. As soon as is reasonably practicable after the tenth day following the Effective Date and upon the filing by or on behalf of the Debtors of a certification to that effect with the Bankruptcy Court, the Debtors shall be deemed dissolved for all purposes without the necessity for any other or further actions to be taken by or on behalf of each of the Debtors or payments to be made in connection therewith; provided, however, that Verado Holdings should not be dissolved prior to any of the Subsidiaries being dissolved, and that the Debtors or the Liquidating Trustee shall file with the Office of the Secretary of State for their respective states of incorporation a certificate of dissolution which may be executed by an officer of the Debtors or the Liquidating Trustee without the need for approval by the Board of Directors or stockholders.

         7.9 Cancellation of Securities. Except for purposes of evidencing a right to distributions under this Plan and as provided for in section 7.10 of this Plan, on the Effective Date, all the agreements and other documents evidencing the Claims or rights of any holder of a Claim against the Debtors, including options or warrants to purchase Equity Interests, obligating the Debtors to issue, transfer, or sell Equity Interests or any other capital stock of the Debtors, shall be cancelled; provided, however, that the capital stock of the Debtors will not be cancelled prior to dissolution.

         7.10 Cancellation of the Indenture and the Notes. As of the Effective Date, the Indenture and the Notes shall be canceled and deemed null and void and of no further force and effect; provided, however, that the cancellation of the Indenture (i) shall not impair the rights of holders of Notes under this Plan and (ii) shall not impair the rights of the trustee under the Indenture pursuant to this Plan.

         7.11 Corporate Action. Upon the Effective Date, the Debtors shall perform each of the actions and effect each of the transfers required by the terms of this Plan, in the time period allocated therefor. The Liquidating Trustee shall be authorized and directed, following completion of all disbursements, other transfers and other actions required by this Plan, to file their certificates of dissolution to cease the corporate existence of the Debtors. Verado Holdings shall dissolve after the other Debtors have dissolved. The filing of such certificates of dissolution shall be authorized and approved in all respects without further action under applicable law, regulation, order, or rule, including, without express or implied limitation, any action by the stockholders or the Board of Directors.

         7.12 Effectuating Documents and Further Transactions. Each of the officers of the Debtors is authorized and directed to execute, deliver, file, or record such contracts, instruments, releases, indentures, and other agreements or documents, including without limitation, the Plan Documents, and take such actions as may be necessary or appropriate to effectuate and further evidence the terms and conditions of this Plan.

         7.13 Closing of the Chapter 11 Cases. As soon as practicable after the dissolution of the Subsidiaries, the Liquidating Trustee shall seek authority from the Bankruptcy Court to close the Chapter 11 Cases of the Subsidiaries in accordance with the Bankruptcy Code and Bankruptcy Rules. When all Disputed Claims and Disputed Equity Interests filed against the Debtors have become Allowed or have been disallowed by Final Order, and no controverted matter remains outstanding, the Liquidating Trustee shall seek authority from the Bankruptcy Court to close the Chapter 11 Cases of Verado Holdings in accordance with the Bankruptcy Code and the Bankruptcy Rules.

                                  ARTICLE VIII.
       PROCEDURES FOR RESOLVING AND TREATING DISPUTED CLAIMS AND DISPUTED
       ------------------------------------------------------------------
                                EQUITY INTERESTS
                                ----------------

         8.1 No Distribution Pending Allowance. Notwithstanding any other provision of this Plan (other than as provided in this Article VIII), no Cash or other property shall be distributed under this Plan on account of any Disputed

Claim or Disputed Equity Interest unless and until such Claim or Equity Interest becomes Allowed.

         8.2 Resolution of Disputed Claims and Disputed Equity Interests. Unless otherwise ordered by the Bankruptcy Court after notice and a hearing, the Disbursing Agent shall have the right to the exclusion of all others (except as to applications for allowances of compensation and reimbursement of expenses under sections 330 and 503 of the Bankruptcy Code) to make and file objections to Claims and Equity Interests. The costs of pursuing the objections to Claims and Equity Interests shall be borne by the Liquidating Trust. The Disbursing Agent shall serve a copy of each objection upon the holder of the Claim or Equity Interest to which the objection is made as soon as practicable, but in no event later than 120 days after the Confirmation Date unless such date is extended by order of the Bankruptcy Court. From and after the Confirmation Date, all objections shall be litigated to a Final Order except to the extent, subject to the approval of the Disbursing Agent Committee, the Disbursing Agent elects to withdraw any such objection or the Disbursing Agent and the claimant elect to compromise, settle or otherwise resolve any such objection, in which event they may settle, compromise or otherwise resolve any Disputed Claim or Disputed Equity Interest without approval of the Bankruptcy Court.

         8.3 Estimation. The Disbursing Agent may request that the Bankruptcy Court estimate any Disputed Claim pursuant to section 502(c) of the Bankruptcy Code regardless of whether the Debtors have previously objected to such Claim, and the Bankruptcy Court will retain jurisdiction to estimate any Claim at any time. In the event that the Bankruptcy Court estimates any Disputed Claim, that estimated amount may constitute either the Allowed amount of such Claim or a maximum limitation on such Claim, as determined by the Bankruptcy Court. If the estimated amount constitutes a maximum limitation on such Claim, the Debtors may elect to pursue any supplemental proceedings to object to any ultimate payment of such Claim. All of the aforementioned Claims objection, estimation and resolution procedures are cumulative and not necessarily exclusive of one another. On and after the Confirmation Date, Claims that have been estimated may be compromised, settled, withdrawn or otherwise resolved subsequently, without further order of the Bankruptcy Court.

         8.4 Disputed Claims Trust and Disputed Class 5 and Class 6 Trust .

                  (a) Establishment of the Disputed Claims Trust and the Disputed Class 5 and Class 6 Trust. On or before the Effective Date, the Debtors shall execute the Disbursing Agent Agreement and establish the Disputed Claims Trust and the Disputed Class 5 and Class 6 Trust, which trusts shall be administered by the Disbursing Agent. For tax reporting purposes the Disputed Claims Trust and the Disputed Class 5 and Class 6 Trust shall each report on a December 31 fiscal year. On the Effective Date or as soon thereafter is reasonably practicable, the Liquidating Trustee shall fund each of the Disputed Claims Trust and the Disputed Class 5 and Class 6 Trust with the Pro Rata share of the Excess Cash and beneficial interests in the Liquidation Trust that would have been distributable to holders of Disputed Claims and Disputed Equity Interests (as the case may be) such Claims or Equity Interests had been Allowed as of the Effective Date (subject to an estimation approved by the Bankruptcy Court).

                  (b) Appointment of Disbursing Agent and Disbursing Agent Committee. On or prior to the Confirmation Date, the Committee shall appoint the Disbursing Agent and the Disbursing Agent Committee as provided in the Disbursing Agent Agreement. The Disbursing Agent and the Disbursing Agent Committee shall have the powers, authority and responsibilities as set forth in the Disbursing Agent Agreement. The same Person who serves as the Disbursing Agent may also serve in a separate capacity as the Liquidating Trustee and the members of the Disbursing Agent Committee may also serve on the Liquidating Trust Committee. The Disbursing Agent, shall (i) hold and administer the Disputed Claims Trust and the Disputed Class 5 and Class 6 Trust, (ii) subject to approval of the Disbursing Agent Committee, object to, settle or otherwise resolve Disputed Claims and Disputed Equity Interests, (iii) make distributions to holders of Disputed Claims and Disputed Equity Interests that subsequently become Allowed Claims and Allowed Equity Interests in accordance with this Plan and (iv) distribute to holders of previously Allowed Claims and Allowed Equity Interest any assets no longer required to be held for Disputed Claims and Disputed Equity Interests in accordance with the provisions hereof.

         8.5 Liability; Indemnification.None of the Disbursing Agent, the Disbursing Agent Committee, their respective members, designees, or Professionals, or any duly designated agent or representative of the Disbursing Agent or the Disbursing Agent Committee, or their respective employees, shall be liable for the act or omission of any other member, designee, agent, or representative of the Disbursing Agent or the Disbursing Agent Committee, nor shall the Disbursing Agent or any member of the Disbursing Agent Committee be liable for any act or omission taken or omitted to be taken in its capacity as the Disbursing Agent or as a member of the Disbursing Agent Committee, respectively, other than acts or omissions resulting from the Disbursing Agent's or such member's willful misconduct, gross negligence or fraud. The Disbursing Agent or the Disbursing Agent Committee may, in connection with the performance of its functions, and in its sole and absolute discretion, consult with its attorneys, accountants, financial advisors and agents, and shall not be liable for any act taken, omitted to be taken, or suffered to be done in accordance with advice or opinions rendered by such Professionals. Notwithstanding such authority, neither the Disbursing Agent, nor the Disbursing Agent Committee shall be under any obligation to consult with its attorneys, accountants, financial advisors or agents, and its determination not to do so shall not result in the imposition of liability on the Disbursing Agent or the Disbursing Agent Committee, or, as applicable, their respective members and/or designees, unless such determination is based on willful misconduct, gross negligence or fraud. The Liquidating Trust shall indemnify and hold harmless the Disbursing Agent and the Disbursing Agent Committee and its members, and their respective designees and Professionals, and any duly designated agent or representative thereof (in their capacity as such), from and against and in respect of all liabilities, losses, damages, claims, costs and expenses, including, but not limited to attorneys' fees and costs arising out of or due to their actions or omissions, or consequences of such actions or omissions with respect to the Disputed Claims Trust and the Disputed Class 5 and Class 6 Trust or the implementation or administration of this Plan; provided, however, that no such indemnification will be made to such Persons for such actions or omissions as a result of willful misconduct, gross negligence or fraud.

         8.6 Reserve Accounts for Disputed Claims and Disputed Equity Interests. On and after the Effective Date, the Disbursing Agent shall hold in the Disputed Claims Trust and the Disputed Class 5 and Class 6 Trust, (i) Cash in an aggregate amount sufficient to pay to each holder of a Disputed Unsecured Claim, Disputed Stockholder Litigation Claim or Disputed Equity Interest (as applicable) the amount that such holder would have been entitled to receive under this Plan if such Claim or Equity Interest had been Allowed on the Effective Date or any Subsequent Distribution Date, (ii) net earnings on such Cash, (iii) beneficial interests in the Liquidating Trust representing the beneficial interests that such holders would have been entitled to receive under this Plan if such Claim had been an Allowed Claim on the Effective Date or any Subsequent Distribution Date, and (iv) any Cash or other property distributed in respect of such beneficial interests in the Liquidating Trust. All Cash and cash equivalents and earnings thereon shall be used to satisfy any expenses incurred in connection with the maintenance of the Disputed Claims Trust or the Disputed Class 5 and Class 6 Trust (as applicable), including administrative expenses incurred in the operation of the applicable trust and taxes payable on such interest income, if any, and repayment of any Tax Advances.

         8.7 Investment Powers of Disbursing Agent. The Disbursing Agent shall be permitted, from time to time, in its sole discretion, to invest all or a portion of the Cash in the Disputed Claims Trust and the Disputed Class 5 and Class 6 Trust in United States Treasury Bills, interest-bearing certificates of deposit, tax exempt securities or investments permitted by section 345 of the Bankruptcy Code or otherwise authorized by the Bankruptcy Court, using prudent efforts to enhance the rates of interest earned on such Cash without inordinate credit risk or interest rate risk.

         8.8 Allowance of Disputed Claims and Disputed Equity .

                  (a) If, on or after the Effective Date, any Disputed Unsecured Claim becomes an Allowed Claim, the Disbursing Agent shall, on the fifteenth
(15th) Business Day of the first month following the month in which the Claim becomes an Allowed Unsecured Claim, distribute from the Disputed Claims Trust to the holder of such Allowed Unsecured Claim (x) (i) Cash in an aggregate amount sufficient to pay to the holder of such Claim the amount that such holder would have been entitled to receive under this Plan if such Claim had been Allowed on the Effective Date or any Subsequent Distribution Date, (ii) beneficial interests in the Liquidating Trust representing the beneficial interests that such holder would have been entitled to receive under this Plan if such Claim had been Allowed on the Effective Date or any Subsequent Distribution Date,
(iii) any Cash or other property distributed in respect of such beneficial interests in the Liquidating Trust, and (iv) earnings on such Cash referenced in
(i) and (iii); reduced by (y) an amount equal to such Claim's proportionate share of all expenses of the Disputed Claims Trust, including, without limitation, any taxes imposed by any governmental unit with respect to income generated by or attributable to property held in the Disputed Claims Trust (including any outstanding Tax Advances) and reasonable reserves.

                  (b) If, on or after the Effective Date, any Disputed Stockholder Litigation Claim or Disputed Equity Interest becomes Allowed, the Disbursing Agent shall, on the fifteenth (15th) Business Day of the first month following the month in which such Claim or Equity Interest becomes Allowed, distribute from the Disputed Class 5 and Class 6 Trust to the holder of such Allowed Claim or Allowed Equity Interest (x) (i) Cash in an aggregate amount sufficient to pay to the holder of such Claim or Equity Interest the amount that such holder would have been entitled to receive under this Plan if such Claim or Equity Interest had been Allowed on the Effective Date or any Subsequent Distribution Date, (ii) beneficial interests in the Liquidating Trust representing the beneficial interests that such holder would have been entitled to receive under this Plan if such Claim or Equity Interest had been Allowed on the Effective Date or any Subsequent Distribution Date, (iii) any Cash or other property distributed in respect of such beneficial interests in the Liquidating Trust, and (iv) earnings on such Cash referenced in (i) and (iii); reduced by
(y) an amount equal to such Claim's or Equity Interest's proportionate share of all expenses of the Disputed Class 5 and Class 6 Trust, including, without limitation, any taxes imposed by any governmental unit with respect to income generated by or attributable to property held in the Disputed Class 5 and Class 6 Trust (including any outstanding Tax Advances) and reasonable reserves.

                  (c) If and when a holder referred to in subsection (a) or (b) above becomes entitled to a distribution in Cash from a trust, the holder of such Allowed Claim or Allowed Equity Interest shall be charged such holder's pro rata portion of any outstanding Tax Advances and the Disbursing Agent shall be entitled to withhold from such holder's distribution the amount required to pay such pro rata portion of any outstanding Tax Advances. In addition, if and when a holder becomes entitled to a distribution of beneficial interests in the Liquidating Trust, the holder of such Allowed Claim shall have thirty (30) days in which to pay in Cash such holder's pro rata portion of any outstanding Tax Advances (less the amount retained to pay such portion pursuant to the preceding sentence). If a payment in full in Cash is not received in such thirty (30) day period, the Liquidating Trustee shall be entitled to reduce and permanently adjust the interests that would otherwise be distributed to such holder, accordingly.

         8.9 Disallowance of Disputed Claims and Disputed Equity Interests. To the extent a Disputed Claim or Disputed Equity Interest is disallowed, the Cash and other property that would otherwise be distributed pursuant to section 8.8 hereof will instead be distributed or allocated in accordance with this section
8.9. The Disbursing Agent shall, on each Subsequent Distribution Date, allocate such Cash and other property (including beneficial interests in the Liquidating Trust) Pro Rata among the holders of Allowed Unsecured Claims, Allowed Stockholder Litigation Claims, and Allowed Equity Interests that were Allowed on the Effective Date or subsequently have become Allowed on or before such distribution date to the extent as if such amount had been available for distribution as of the Effective Date in accordance with sections 4.4, 4.5, and
4.6 of this Plan; provided, however, that if the Disputed Claims Trust or the Disputed Class 5 and Class 6 Trust, as the case may be, owes the Liquidating Trust for a Tax Advance, any beneficial interests in the Liquidating Trust otherwise distributable will not be distributed to the holder of the subject Allowed Claim or Allowed Equity Interest until such time that such holder repays to the Liquidating Trust the portion of such Tax Advance allocable to such

Allowed Claim or Allowed Equity Interest. If a holder fails to repay its allocable portion of any Tax Advance within thirty (30) days from the date the holder of the subject Allowed Claim or Allowed Equity Interest becomes entitled to a distribution under this section, the Liquidating Trustee shall be entitled to reduce and permanently adjust the beneficial interests that would otherwise be distributed to such holder, accordingly.

         8.10 De Minimis Distributions from the Disputed Claims Trust and Disputed Class 5 and Class 6 Trust Notwithstanding any time frames under this Plan for making distributions, in no event shall the Disbursing Agent be obligated to make a distribution if, in the reasonable business judgment of the Disbursing Agent, the amount then on hand and the ultimate distribution to be made would not be justified, taking into account all of the attendant costs of such distribution (unless such distribution is the final distribution from the trust).

         8.11 Tax Treatment of Disputed Claims Trust and Disputed Class 5 and Class 6 Trust .

                  (a) Subject to definitive guidance from the IRS or a court of competent jurisdiction to the contrary (including the issuance of applicable Treasury Regulations, the receipt by the Disbursing Agent of a private letter ruling if the Disbursing Agent so requests one, or the receipt of an adverse determination by the IRS upon audit if not contested by the Disbursing Agent), the Disbursing Agent shall (i) treat the Disputed Claims Trust as a discrete trust for federal income tax purposes, consisting of separate and independent shares to be established in respect of each Disputed Unsecured Claim, in accordance with the trust provisions of the IRC (sections 641 et seq.), and (ii) to the extent permitted by applicable law, report consistently for state and local income tax purposes. In addition, pursuant to this Plan, all parties (including holders of Disputed Claims) shall report consistently with such treatment.

                  (b) Subject to definitive guidance from the IRS or a court of competent jurisdiction to the contrary (including the issuance of applicable Treasury Regulations, the receipt by the Disbursing Agent of a private letter ruling if the Disbursing Agent so requests one, or the receipt of an adverse determination by the IRS upon audit if not contested by the Disbursing Agent), the Disbursing Agent shall (i) treat the Disputed Class 5 and Class 6 Trust as a discrete trust for federal income tax purposes, consisting of separate and independent shares to be established in respect of each Disputed Stockholder Litigation Claim and Disputed Equity Interest, in accordance with the trust provisions of the Tax Code (sections 641 et seq.), and (ii) to the extent permitted by applicable law, report consistently for state and local income tax purposes; provided, however, as of any such time as there remain only Disputed Stockholder Litigation Claims and no Disputed Equity Interests, the Disputed Class 5 and Class 6 Trust shall be treated as a "qualified settlement trust" within the meaning of Treasury Regulations section 1.468B-1. In addition, pursuant to this Plan, all parties (including holders of Disputed Stockholder Litigation Claims and Disputed Equity Interests) shall report consistently with such treatment. At such time as the Disputed Class 5 and Class 6 Trust is required to be treated as a "qualified settlement trust", the Disbursing Agent shall notify, in writing, all affected parties of the change in the status of the trust.

         8.12 Request for Expedited Determination of Taxes. The Disbursing Agent shall have the right to request an expedited determination under section 505(b) of the Bankruptcy Code with respect to tax returns filed, or to be filed, for any and all taxable periods of the Disputed Claims Trust and the Disputed Class 5 and Class 6 Trust.

         8.13 Termination of Disputed Claims Trust and the Disputed Class 5 and Class 6 Trust . The Disputed Claims Trust and the Disputed Class 5 and Class 6 Trust shall be terminated by the Disbursing Agent upon the filing with the Court of a written certification of the Disbursing Agent that all Distributions and other dispositions of all Cash required to be made by this Plan have been made in accordance with the terms of this Plan.

                                   ARTICLE IX.
              TREATMENT OF EXECUTORY CONTRACTS AND UNEXPIRED LEASES
              -----------------------------------------------------

         9.1 Approval of Rejection of Executory Contracts and Unexpired Leases.

                  (a) Assumption of Indemnification Plan. The Indemnification Plan shall be assumed by the Debtors as of the Confirmation Date effective as of February 14, 2002, and the Confirmation Order shall constitute the approval pursuant to section 365(a) of the Bankruptcy Code of such assumption.

                  (b) Executory Contracts and Unexpired Leases. All other executory contracts and unexpired leases that exist between any of the Debtors and any Person, whether or not previously listed by the Debtors on their respective Schedule G, shall be deemed rejected as of the Confirmation Date, except for any executory contract or unexpired lease (a) that has been assumed or rejected pursuant to an order of the Bankruptcy Court entered prior to the Confirmation Date, or (b) as to which a motion for approval of the assumption of such contract or lease has been filed and served prior to the Confirmation Date.

         9.2 Approval of Rejection of Executory Contracts and Unexpired Leases. Entry of the Confirmation Order shall constitute the approval, pursuant to section 365(a) of the Bankruptcy Code, of the rejection of the executory contracts and unexpired leases rejected pursuant to this Plan.

         9.3 Bar Date for Filing Proofs of Claim Relating to Executory Contracts and Unexpired Leases Rejected Pursuant to the Plan. Claims arising out of the rejection of an executory contract or unexpired lease pursuant to this Plan must be filed with the Bankruptcy Court no later than thirty (30) days after the Confirmation Date. Any Claims not filed within such applicable time periods will be forever barred from assertion.

                                   ARTICLE X.
                                     RELEASE
                                     -------

         10.1 Release of Releasees by Debtors, Liquidating Trustee and Disbursing Agent. As of the Effective Date, each of the Releasees shall be released by the Debtors, the Liquidating Trustee, and the Disbursing Agent from any and all claims (as defined in section 101(5) of the Bankruptcy Code), obligations, suits, judgments, damages, rights, causes of action and liabilities whatsoever, whether known or unknown, foreseen or unforeseen, existing or hereafter arising, in law, equity or otherwise, that any Debtor is entitled to assert in its own right or on behalf of any holder of any Claim or Equity Interest or other Person, based in whole or in part upon any act or omission, transaction, agreement, event or other occurrence taking place on or prior to the Effective Date.

         10.2 Release of Released Parties. In consideration for the distributions received under this Plan, all holders of Claims and Equity Interests shall be deemed to have released, remised and forever discharged: (a) the Debtors; (b) the Releasees; and (c) any Person claimed to be liable derivatively through any of the foregoing (such parties described in the preceding clauses (a), (b) and (c) above, collectively, the "Released Parties") of and from all debts, demands, actions, causes of action, suits, accounts, covenants, contracts, agreements, promises, damages, claims and liabilities whatsoever, known or on known, arising from a Claim or based upon the same subject matter as a claim or Equity Interest and existing on the Commencement Date or which thereafter could arise based on any fact, transaction, cause, matter or thing which occurred prior to the Confirmation Date. Subject to sections 524 and 1141 of the Bankruptcy Code, the releases described herein shall not preclude, police, federal tax, or regulatory agencies from fulfilling their statutory duties. Any Person accepting any distribution pursuant to this Plan shall be presumed conclusively to have released the Released Parties from any cause of action arising from or based on the same subject matter as the Claim or Interest. The release described in the preceding sentence shall be enforceable as a matter of contract. The releases described herein are in addition to, and not in lieu of, any other release separately given, conditionally or unconditionally, by the Debtors to any other Person. Provided, however, that no release under this Article X shall in any way effect a release of any of the direct, non-derivative, shareholder litigation claims pending in the Bezar Case or the Class Action Case against any of the present or former officers, directors, financial advisors or underwriters of Verado Holdings.

                                   ARTICLE XI.
                             EFFECTS OF CONFIRMATION
                             -----------------------

         11.1 Vesting of Assets.

                  (a) As of the Effective Date, the property of the Estates of the Debtors shall vest in the Debtors and shall be distributed in accordance with this Plan.

                  (b) As of the Effective Date, all assets of the Debtors shall be free and clear of all Claims, except as provided in this Plan or the Confirmation Order.

         11.2 Binding Effect. Except as otherwise provided in section 1141(d)(3) of the Bankruptcy Code, on and after the Confirmation Date, the provisions of this Plan shall bind any holder of a Claim against, or Equity Interest in, the Debtors and their respective successors and assigns, whether or not the Claim or Equity Interest of such holder is impaired under this Plan and whether or not such holder has accepted this Plan.

         11.3 Term of Injunctions or Stays. Unless otherwise provided, all injunctions or stays provided for in the Chapter 11 Cases pursuant to sections 105 or 362 of the Bankruptcy Code, or otherwise, and in existence on the Confirmation Date, shall remain in full force and effect until the closing of the Chapter 11 Cases.

         11.4 Rights of Action. Except as otherwise provided elsewhere in this Plan, on and after the Effective Date, the Liquidating Trustee will have the exclusive right to enforce any and all present or future rights, claims or Causes of Action against any Person and rights of the Debtors that arose before or after the Effective Date, including, but not limited to, Avoidance Actions. On or after the Effective Date, the Liquidating Trustee may pursue, abandon, settle or release any or all such rights of action, as it deems appropriate without the need to obtain approval or any other or further relief from the Bankruptcy Court. The Liquidating Trustee may, in its sole discretion, offset any such claim held against a person against any payment due such person under this Plan; provided, however, that any claims of the Debtors arising before the Commencement Date shall first be offset against Claims against the Debtors arising before the Commencement Date.

         11.5 Injunction. On and after the Confirmation Date, all persons are permanently enjoined from commencing or continuing in any manner any action or proceeding (whether directly, indirectly, derivatively or otherwise) on account of or respecting any claim, debt, right or cause of action of or against the Debtors and debtors-in-possession and against the Releasees, including, without limitation, claims arising under the Colorado Wage Act, or to void or challenge any payment made to any former or present employee of any Debtor pursuant to the Term Sheet and the Escrow Agreement, as applicable, whether such payment was made prior to, on, or after the Commencement Date. Provided, however, that this Section shall not, in any way, effect an injunction against any of the direct, non-derivative, shareholder litigation claims in the pending Class Action Case or the Bezar Case against any of the present or former officers, directors, financial advisors or underwriters of Verado Holdings.

                                  ARTICLE XII.
                            RETENTION OF JURISDICTION
                            -------------------------

         12.1 Jurisdiction of Bankruptcy Court. The Bankruptcy Court shall retain jurisdiction of all matters arising under, arising out of, or related to, the Chapter 11 Cases and this Plan pursuant to, and for the purposes of, sections 105(a) and 1142 of the Bankruptcy Code and for, among other things, the following purposes:

                  (a) To hear and determine any motions for the assumption, assumption and assignment or rejection of executory contracts or unexpired leases, and the allowance of any Claims resulting therefrom;

                  (b) To determine any and all pending adversary proceedings, applications, and contested matters;

                  (c) To determine and hear any and all Causes of Action, including Avoidance Actions;

                  (d) To hear and determine any objections to any Claims or Equity Interests;

                  (e) To enter and implement such orders as may be appropriate in the event the Confirmation Order is for any reason stayed, revoked, modified, or vacated;

                  (f) To issue such orders in aid of execution of this Plan to the extent authorized by section 1142 of the Bankruptcy Code;

                  (g) To consider any modifications of this Plan, to cure any defect or omission, or reconcile any inconsistency in any order of the Bankruptcy Court, including, without limitation, the Confirmation Order;

                  (h) To hear and determine all applications for compensation and reimbursement of expenses of Professionals under sections 330, 331, and 503(b) of the Bankruptcy Code;

                  (i) To recover all assets of the Debtors and property of the Estates wherever located;

                  (j) To hear and determine disputes arising in connection with the interpretation, implementation or enforcement of this Plan;

                  (k) To hear and determine matters concerning state, local, and federal taxes in accordance with sections 346, 505, and 1146 of the Bankruptcy Code (including any requests for expedited determinations under section 505(b) of the Bankruptcy Code filed, or to be filed, with respect to tax returns for any and all taxable periods of the Debtors ending after the Commencement Date through the closing of the Chapter 11 Cases and, with respect to the Liquidating Trust, Disputed Claims Trust and the Disputed Class 5 and Class 6 Trust, for all taxable periods through the termination of such trusts);

                  (l) To hear any other matter consistent with the provisions of the Bankruptcy Code; and

                  (m) To enter a final decree closing the Chapter 11 Cases.

                                  ARTICLE XIII.
                            MISCELLANEOUS PROVISIONS
                            ------------------------

         13.1 Dissolution of the Committee. On the Effective Date, the Committee shall be dissolved and the members thereof shall be released and discharged of and from all further authority, duties, responsibilities, and obligations related to and arising from and in connection with the Chapter 11 Cases, and the retention or employment of the Committee's attorneys, accountants, and other agents, shall terminate; provided, however, the Committee shall exist after such date with respect to (i) applications filed pursuant to sections 330 and 331 of the Bankruptcy Code, including appeals therefrom; (ii) motions seeking the enforcement of this Plan or Confirmation Order and (iii) any matters pending as of the Effective Date, until such matters are finally resolved.

         13.2 Effectuating Documents and Further Transactions. Steven D. Butler, the President, Chief Operating Officer and Chief Financial Officer of the Debtors, and Jeffrey L. Dykes, the General Counsel and Secretary of the Debtors, are authorized and directed to execute, deliver, file, or record such contracts, instruments, releases, indentures, and other agreements or documents and take such actions as may be reasonably necessary or appropriate to effectuate and further evidence the terms and conditions of this Plan and any securities issued pursuant to this Plan.

         13.3 Exemption from Transfer Taxes. Pursuant to section 1146(c) of the Bankruptcy Code, the assignment or surrender of any lease or sublease, or the delivery of any deed or other instrument of transfer under, in furtherance of, or in connection with this Plan, including any deeds, bills of sale or assignments executed in connection with any disposition of assets contemplated by this Plan shall not be subject to any stamp, real estate transfer, mortgage recording, sales, use or other similar tax.

         13.4 Exculpation. Neither the Debtors, the Committee, the Informal Committee, nor the Releasees, nor any of their respective members, officers, directors, employees, attorneys, advisors or agents who were members, officers, directors, employees, attorneys, advisors or agents, as the case may be, during the Chapter 11 Cases shall have or incur any liability to any holder of a Claim or Equity Interest for any act or omission in connection with, or arising out of, the Chapter 11 Cases, the pursuit of confirmation of this Plan, the consummation of this Plan or the administration of this Plan or the property to be distributed under this Plan, except for willful misconduct, and, in all respects, the Debtors, the Committee, the Informal Committee, the Releasees, and each of their respective members, officers, directors, employees, advisors and agents shall be entitled to rely upon the advice of counsel with respect to their duties and responsibilities under this Plan.

         13.5 Post-Confirmation Date Fees and Expenses. After the Confirmation Date, the Debtors or the Liquidating Trustee shall, in the ordinary course of business and without the necessity for any approval by the Bankruptcy Court, pay the reasonable fees and expenses of the Professionals employed by the Debtors, the Committee, the Liquidating Trustee or the Disbursing Agent in connection with the implementation and consummation of this Plan, the claims reconciliation process and any other matters as to which such Professionals may be engaged. The fees and expenses of such Professionals shall be paid within ten (10) Business Days after submission of a detailed invoice therefor to the Debtors or the Liquidating Trustee, as applicable, and the Committee. If the Debtors, the Committee, or the Liquidating Trustee dispute the reasonableness of any such invoice, the Debtors or the Liquidating Trustee shall timely pay the undisputed portion of such invoice, and the Debtors or the affected Professional may submit such dispute to the Bankruptcy Court for a determination of the reasonableness of such invoice.

         13.6 Payment of Statutory Fees. All fees payable pursuant to Chapter 123 of title 28, United States Code, as determined by the Bankruptcy Court on the Confirmation Date, shall be paid on the Effective Date. Any statutory fees accruing after the Confirmation Date shall constitute Administrative Expense Claims and be paid in accordance with section 2.1 of this Plan.

         13.7 Modification of Plan. The Debtors reserve the right, in accordance with the Bankruptcy Code and the Bankruptcy Rules, to amend or modify this Plan at any time prior to the entry of the Confirmation Order provided that the Committee in its sole and absolute discretion consent to such amendment and modification. After the entry of the Confirmation Order, the Debtors may (subject to approval by the Committee), upon order of the Bankruptcy Court, amend or modify this Plan, in accordance with section 1127(b) of the Bankruptcy Code, or remedy any defect or omission or reconcile any inconsistency in this Plan in such manner as may be necessary to carry out the purpose and intent of this Plan. A holder of an Allowed Claim that is deemed to have accepted this Plan shall be deemed to have accepted this Plan as modified if the proposed modification does not materially and adversely change the treatment of the Claim of such holder.

         13.8 Withdrawal or Revocation. The Debtors may, with the consent of the Committee, withdraw or revoke this Plan at any time prior to the Confirmation Date. If the Debtors revoke or withdraw this Plan prior to the Confirmation Date, of if the Confirmation Date does not occur, then this Plan shall be deemed null and void. In such event, nothing contained herein shall be deemed to constitute a waiver or release of any Claim by or against the Debtors or any other person or to prejudice in any manner the rights of the Debtors or any other person in any further proceedings involving the Debtors.

         13.9 Courts of Competent Jurisdiction. If the Bankruptcy Court abstains from exercising, or declines to exercise, jurisdiction or is otherwise without jurisdiction over any matter arising out this Plan, such abstention, refusal or failure of jurisdiction shall have no effect upon and shall not control, prohibit or limit the exercise of jurisdiction by any other court having competent jurisdiction with respect to such matter.

         13.10 Notices. Any notices to or requests of the Debtors by parties in interest under or in connection with this Plan shall be in writing and served either by (a) certified mail, return receipt requested, postage prepaid, (b) hand delivery, or (c) reputable overnight delivery service, all charges prepaid, and shall be deemed to have been given when received by the following parties:

                  VERADO HOLDINGS, INC.
                  6080 Greenwood Plaza Boulevard
                  Greenwood Village, Colorado  80111
                  Attn:  Jeffrey L. Dykes



                                       35

                  with copies to:

                  Weil, Gotshal & Manges LLP                    Weil, Gotshal & Manges LLP
                  767 Fifth Avenue                              100 Crescent Court, Suite 1300
                  New York, New York 10153             and      Dallas, Texas  75201
                  Attn:  Simeon Gold, Esq.                      Attn:  Martin A. Sosland, Esq.,
                  Telephone:  (212) 310-8000                    Telephone:  (214) 746-7700
                  Facsimile:  (212) 310-8007                    Facsimile:  (214) 746-7777

                  Richards, Layton & Finger, P.A.               Akin Gump Strauss Hauer & Feld,
                  One Rodney Square                             L. L. P.
                  P. O. Box 551                                 590 Madison Avenue
                  Wilmington, Delaware 19899           and      New York, New York  10022
                  Attn:  Mark D. Collins, Esq.                  Attn:  Michael S. Stamer, Esq.,
                  Telephone:  (302) 651-7700                    Telephone:  (212) 872-1000
                  Facsimile:  (302) 651-7701                    Facsimile:  (212) 872-1002

         13.11 Successors and Assigns. The rights, benefits and obligations of any Person named or referred to in this Plan shall be binding upon and inure to the benefit of any heir, executor, administrator, successor, or assignee of such Person.

         13.12 Severability. In the event that the Bankruptcy Court determines, prior to the Confirmation Date, that any provision of this Plan is invalid, void or unenforceable, the Bankruptcy Court shall, with the consent of the Debtors and the Committee, have the power to alter and interpret such term or provision to make it valid or enforceable to the maximum extent practicable, consistent with the original purpose of the term or provision held to be invalid, void or unenforceable, and such term or provision shall then be applicable as altered or interpreted. Notwithstanding any such holding, alteration or interpretation, the remainder of the terms and provisions of this Plan shall remain in full force and effect and shall in no way be affected, impaired or invalidated by such holding, alteration or interpretation. The Confirmation Order shall constitute a judicial determination and shall in no way be affected, impaired or invalidated by such holding, alteration or interpretation. The Confirmation Order shall provide that each term and provision of this Plan, as it may have been altered or interpreted in accordance with the foregoing, is valid and enforceable pursuant to its terms.

         13.13 Governing Law. Except to the extent the Bankruptcy Code or Bankruptcy Rules are applicable, the rights and obligations arising under this Plan shall be governed by, and construed and enforced in accordance with, the laws of the State of New York, without giving effect to the principles of conflicts of law thereof.

         13.14 Headings. Headings are used in this Plan for convenience and reference only, and shall not constitute a part of this Plan for any other purpose.

         13.15 Plan Supplement. Forms of the documents specified in this Plan shall be contained in the Plan Supplement and filed with the Bankruptcy Court at least seven (7) calendar days prior to the Confirmation Hearing. Upon its filing with the Bankruptcy Court, the Plan Supplement may be inspected in the office of the Clerk of the Bankruptcy Court during normal court hours. Holders of Claims or Equity Interests may obtain a copy of the Plan Supplement upon written request to the Debtors in accordance with section 13.10 of this Plan.

         13.16 Exhibits. All Exhibits and Schedules to this Plan are incorporated into and are a part of this Plan as if set forth in full herein.

Dated:  April 18, 2002


                         Respectfully submitted,

                         VERADO HOLDINGS, INC.,
                         a Delaware corporation
                         (for itself and on behalf of
                         each of the Subsidiaries)


                         By:   /s/ Steven D. Butler
                               -----------------------------------------------
                               Steven D. Butler
                               President, Chief Financial Officer
                                 and Chief Operating Officer